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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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OSI Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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12525 Chadron Avenue
Hawthorne, California 90250

October 23, 2017

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of OSI Systems, Inc., which will be held at 10:00 a.m., local time, on December 11, 2017, at the Company's offices at 12525 Chadron Avenue, Hawthorne, California. All holders of OSI Systems, Inc. common stock as of the close of business on October 17, 2017 are entitled to vote at the Annual Meeting.

        Please refer to our Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card. Each describes the actions expected to be taken at the Annual Meeting. The Proxy Statement describes the items in detail and also provides information about our Board of Directors and executive officers. Please also refer to our Annual Report on Form 10-K for the fiscal year ended June 30, 2017, which I encourage you to read. It includes our audited, consolidated financial statements and information about our operations, markets and products.

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Your vote will ensure your representation at the Annual Meeting if you cannot attend in person.

        You may vote by Internet, telephone or by sending in your Proxy Card. In addition, you may also choose to vote in person at the Annual Meeting.

        Thank you for your ongoing support and continued interest in OSI Systems, Inc.

Sincerely,

Victor S. Sze Secretary

12525 Chadron Avenue
Hawthorne, California 90250

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	10:00 a.m., local time, on Monday, December 11, 2017
Location:	The Company's offices, 12525 Chadron Avenue, Hawthorne, California 90250
Proposals:	1.	To elect seven directors to hold office for a one-year term and until their respective successors are elected and qualified;
	2.	To ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018;
	3.	To approve the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan;
	4.	To conduct an advisory vote on the Company's executive compensation for the fiscal year ended June 30, 2017, as described in the accompanying Proxy Statement;
	5.	To conduct an advisory vote on the determination of the frequency of future advisory votes on the Company's executive compensation; and
	6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Record Date:

The Board of Directors has fixed the close of business on October 17, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

Voting:

Whether or not you plan to attend the Annual Meeting, it is important that you vote your shares. You may vote by signing and returning the enclosed Proxy Card, via the Internet, by telephone or by written ballot at the Annual Meeting, as more fully described in the Proxy Statement. Any of these methods will ensure representation of your shares at the Annual Meeting. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 11, 2017: This Proxy Notice, the accompanying Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2017 are available at http://www.proxyvote.com.

OSI SYSTEMS, INC.
12525 Chadron Avenue
Hawthorne, California 90250

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of OSI Systems, Inc. (the "Company") for use at our Annual Meeting of Stockholders ("Annual Meeting"), to be held at 10:00 a.m., local time on December 11, 2017, at our offices at 12525 Chadron Avenue, Hawthorne, California 90250, and at any adjournment thereof.

        We are making our proxy materials, which include the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and our most recent Annual Report on Form 10-K ("Proxy Materials"), available to our stockholders via the Internet, although registered stockholders and those stockholders who have previously requested to receive printed copies instead will receive their Proxy Materials in the mail. We anticipate that the Notice of Internet Availability of Proxy Materials will be mailed on or about October 27, 2017.

        Stockholders of record as of the close of business on October 17, 2017 will receive a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions about how to access the Proxy Materials and vote via the Internet without attending the Annual Meeting. If you receive a Notice of Internet Availability of Proxy Materials but would instead prefer to receive a printed copy of the Proxy Materials rather than downloading them from the Internet, you may do so by following the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

        If you are a stockholder that receives a printed copy of the Proxy Materials by mail, you may view the Proxy Materials on the Internet at http://www.proxyvote.com. However, in order to direct your vote without attending the Annual Meeting you must complete and mail the Proxy Card or voting instruction card enclosed (postage pre-paid return envelope also enclosed) or, if indicated on the Proxy Card that you receive, by telephone or Internet voting. Please refer to the Proxy Card that you receive for instructions.

        When a proxy is properly submitted, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company by issuance of a subsequent proxy as more fully described on the Proxy Card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

        At the close of business on October 17, 2017, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had issued and outstanding 18,967,963 shares of common stock, $0.001 par value ("Common Stock"). A majority of the shares issued and outstanding on the record date, present in person at the Annual Meeting or represented at the Annual Meeting by proxy, will constitute a quorum for the transaction of business. Shares that are voted with respect to any proposal are treated as being present at the Annual Meeting for purposes of establishing a quorum. Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting.

        A Proxy Card, when properly submitted via the Internet, telephone or mail, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting of Stockholders and with respect to other matters which may be properly brought before the

Annual Meeting. At the time of printing this Proxy Statement, our management was not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

        Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the Annual Meeting for the purposes of determining a quorum. "Broker non-votes" means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

        Proposal One.    In accordance with our Bylaws, directors are elected by a plurality of the votes cast, and the nominees who receive the most votes will be elected. Proposal One is considered a "non routine" matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal One or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal One. Votes marked "withhold" will not affect the outcome of the election of directors.

        Proposal Two.    In accordance with our Bylaws, to be approved, the ratification of Moss Adams LLP as our independent registered accounting firm must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting. Proposal Two is considered a "routine" matter and, accordingly, brokerage firms and nominees have the authority to vote their clients' unvoted shares on Proposal Two as well as to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Two.

        Proposal Three.    In accordance with our Bylaws, to be approved, the proposal regarding our Amended and Restated 2012 Incentive Award Plan must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting. Proposal Three is considered a "non-routine" matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal Three or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Three.

        Proposal Four.    In accordance with our Bylaws, to be approved, the proposal regarding our executive compensation for the fiscal year ended June 30, 2017 must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting. Proposal Four is considered a "non-routine" matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal Four or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Four. The vote on Proposal Four is advisory and therefore not binding on the Company, the Compensation and Benefits Committee (the "Compensation Committee") or the Board. Although non-binding, the Board values the opinions that our stockholders express in their votes, and the votes will provide information to the Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation in the future.

        Proposal Five.    The frequency of the advisory vote on executive compensation receiving the greatest number of votes will be considered the frequency recommended by our stockholders. Proposal Five is considered a "non-routine" matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal Five or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Five. The vote on Proposal Five is advisory and therefore not binding on the Company, the Compensation Committee or the Board. Although non-binding, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct a vote on our executive compensation going forward. However, because this vote is advisory and not binding on the Company or the Board, the Board may decide that it is in our and our stockholders' best interests to hold a vote on our executive compensation more or less frequently than the option that receives the most votes from the stockholders.

        All stockholders entitled to vote at the Annual Meeting will receive either the Notice of Internet Availability of Proxy Materials or a printed copy of the Proxy Materials. We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, posting on the Internet and mailing the Notice of Internet Availability of Proxy Materials and the Proxy Materials. Proxies may be solicited personally, by mail, by e-mail, over the Internet, or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefore.

        The matters to be considered and acted upon at the Annual Meeting are more fully discussed below.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 11, 2017:    The Proxy Notice, this Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2017 are available at http://www.proxyvote.com.

 ELECTION OF DIRECTORS
(Proposal No. 1 of the Proxy Card)

Nominees

        Our Board consists of seven members. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire on the annual meeting date.

        The seven candidates nominated for election as directors at the Annual Meeting are Deepak Chopra, Ajay Mehra, Steven C. Good, Meyer Luskin, William F. Ballhaus, James B. Hawkins and Gerald Chizever. All of our director nominees are currently directors of the Company and were previously elected to serve on the Board by our stockholders.

        The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until our next annual meeting of stockholders, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.

        If a quorum is present and voting, the seven nominees for directors receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority (broker non-votes) will be counted as present only for purposes of determining if a quorum is present.

        The current directors and nominees for election as directors at this meeting are as follows:

Name	Age	Position	Director Since
Deepak Chopra	66	Chairman of the Board, Chief Executive Officer and President	1987
Ajay Mehra	55	Director, Executive Vice President and President of OSI Solutions Business	1996
Steven C. Good(1)(2)(4)	75	Director	1987
Meyer Luskin(1)(2)(4)	92	Director	1990
William F. Ballhaus(1)(2)(3)(4)(5)	72	Director	2010
James B. Hawkins(1)(3)(5)	61	Director	2015
Gerald Chizever(4)(5)	73	Director	2016

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Nominating and Governance Committee

(4)
Member of Risk Management Committee

(5)
Member of the Technology Committee

Business Experience

        Deepak Chopra is our founder and has served as President, Chief Executive Officer and has been a member of our Board since our inception in May 1987. He has served as our Chairman of the Board since February 1992. Mr. Chopra also serves as the Chief Executive Officer of several of our major subsidiaries. From 1976 to 1979 and from 1980 to 1987, Mr. Chopra held various positions with ILC, a publicly-held manufacturer of lighting products, including serving as Chairman of the Board of Directors, Chief Executive Officer, President and Chief Operating Officer of its United Detector Technology division. In 1990, we acquired certain assets of ILC's United Detector Technology division. Mr. Chopra has also held various positions with Intel Corporation, TRW Semiconductors and RCA Semiconductors. Mr. Chopra holds a Bachelor of Science degree in Electronics from Punjab Engineering College in Chandigarh, Punjab, India and a Master of Science degree in Semiconductor Electronics from the University of Massachusetts, Amherst. Mr. Chopra was selected to serve as a director because of his expertise in the field of electrical engineering as well as his long-standing experience in successfully managing our Company.

        Ajay Mehra has been a member of our Board since March 1996. Mr. Mehra is Executive Vice President of the Company and President of OSI Solutions Business. Mr. Mehra joined the Company as Controller in 1989 and served as Vice President and Chief Financial Officer from November 1992 until November 2002, when he was named our Executive Vice President. Prior to joining the Company, Mr. Mehra held various financial positions with Thermador/Waste King, a household appliance company, Presto Food Products, Inc. and United Detector Technology. Mr. Mehra holds a Bachelor of Arts degree from the School of Business of the University of Massachusetts, Amherst and a Master of Business Administration degree from Pepperdine University. Mr. Mehra was selected to serve as a director because of his financial management experience and management experience within our Company.

        Steven C. Good has been a member of our Board since September 1987. He has been a consultant for the accounting firm of Cohn Reznick LLP since February 2010. Mr. Good founded the accounting firm of Good, Swartz, Brown & Berns (predecessor of Cohn Reznick LLP) in 1976 and served as an active partner until February 2010. He has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good founded California United Bancorp in 1982 and served as its Chairman through 1993. From 1997 until the company was sold in 2006, Mr. Good served as a Director of Arden Realty Group, Inc., a publicly-held real estate investment trust listed on the New York Stock Exchange. Mr. Good currently serves as a director of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, each of which is listed on the New York Stock Exchange. Mr. Good also currently serves as a director of Rexford Industrial Realty, Inc., a publicly-held real estate investment trust listed on the New York Stock Exchange. He also formerly served as a director of California Pizza Kitchen, Inc. from 2005 to 2008, Youbet.com from 2006 to 2008, and the Walking Company Holdings, Inc. from 1997 to 2009. Mr. Good has extensive risk management experience gained through the various executive and board positions that he has held. Mr. Good holds a Bachelor of Science degree in Business Administration from the University of California, Los Angeles and attended its Graduate School of Business. Mr. Good was selected to serve as a director because of his audit, finance and accounting expertise.

        Meyer Luskin has been a member of our Board since February 1990. Since 1958, Mr. Luskin has served as a director of Scope Industries, which is engaged principally in the business of recycling and processing food waste products into animal feed and has also served as its President, Chief Executive Officer and Chairman since 1961. He currently serves on the Board of Advisors of the Santa Monica – UCLA Medical Center and Orthopaedic Hospital and was formerly the Chairman. Mr. Luskin was formerly Chairman of the Board of the Orthopaedic Institute for Children (previously known as the Los Angeles Orthopaedic Hospital). Mr. Luskin is also a director on the Advisory Board of the UCLA Luskin School of Public Affairs, a director of the UCLA Foundation, and a director of the Alliance for College-Ready Public Schools. Mr. Luskin also served as a director of Myricom, Inc., a computer and network infrastructure company. Mr. Luskin has extensive risk management experience gained through the various executive and board positions that he has held. Mr. Luskin holds a Bachelor of Arts degree from the University of California, Los Angeles and a Masters in Business Administration from Stanford University. Mr. Luskin was selected to serve as a director because of his long-standing experience managing complex business operations.

        William F. Ballhaus, Jr. has been a member of our Board since May 2010. From 2000 to 2007, Dr. Ballhaus, now retired, served as President and then also as Chief Executive Officer of Aerospace Corporation, an organization dedicated to the application of science and technology to the solution of critical issues in the nation's space program. Between 1990 and 2000, Dr. Ballhaus' career included positions within the aerospace industry, including Corporate Vice President, Engineering and Technology for Lockheed Martin Corporation and President, Aero and Naval Systems and President, Civil Space & Communications, both for Martin Marietta. Between 1971 and 1989, Dr. Ballhaus worked for the National Aeronautics and Space Administration (NASA), including as Director of its Ames Research Center. Dr. Ballhaus serves on the Board of Directors of Draper Laboratory and is Chairman of the Board of Trustees of the University Space Research Association. Dr. Ballhaus has extensive risk management experience gained through the various executive and board positions that he has held. Dr. Ballhaus, who has published more than 40 papers on computational aerodynamics, obtained a Ph.D. in Engineering in 1971 and a BS and MS in Mechanical Engineering in 1967 and 1968, all from the University of California at Berkeley. Dr. Ballhaus was selected to serve as a director because of his experience in managing providers of technology and technical services to government agencies.

        James B. Hawkins has been a member of our Board since December 2015. Mr. Hawkins is the President, Chief Executive Officer and member of the Board of Directors of Natus Medical Incorporated, a leading manufacturer of medical devices and software and a service provider for the newborn care, neurology, sleep, hearing and balance markets. Mr. Hawkins has held this position since 2004. In addition, he currently serves as a director of El Dorado Resorts Inc. Prior to joining Natus, Mr. Hawkins was President, Chief Executive Officer, and a director of Invivo Corporation, a provider of MRI-safe patient monitoring. Mr. Hawkins has extensive risk management experience gained through the various executive and board positions that he has held. He earned his undergraduate degree in Business Commerce from Santa Clara University and holds a Masters of Business Administration degree from San Francisco State University. Mr. Hawkins was selected to serve as a director because of his direct management experience in the medical device area.

        Gerald Chizever has been a member of our Board since October 2016. Mr. Chizever has been a partner at the law firm of Loeb & Loeb LLP since 2004. Mr. Chizever's practice includes mergers and acquisitions, corporate finance, public and private securities offerings, general corporate representation and strategic alliances. Mr. Chizever serves as general corporate counsel for public and private companies, advising them in all matters, including business transactions, corporate governance and compliance with governmental regulations. He holds a B.B.A. degree in Accounting and a Juris Doctorate from George Washington University. Mr. Chizever was selected to serve as a director because of his corporate governance and compliance experience, including his experience in highly-regulated industries.

Relationships Among Directors or Executive Officers

        There are no arrangements or understandings known to us between any of the directors or nominees for director and any other person pursuant to which any such person was or is to be elected a director.

        Ajay Mehra is the first cousin of Deepak Chopra. Other than this relationship, there are no family relationships among our directors or Named Executive Officers (as defined in "Compensation of Executive Officers and Directors – Summary Compensation Table").

Board Role in Risk Oversight

        Our Board is responsible for our risk oversight. Risks we face include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, foreign country, safety, employment, political, and other risks. Risks are reported to our Board through our executive officers, who are responsible for the identification, assessment and management of our risks. Our Board regularly discusses the risks reported by our executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.

        To optimize its risk oversight capabilities and efficiently oversee our risks, the Board delegates to its committees oversight responsibility for particular areas of risk. For example, the Audit Committee oversees management of major financial risks, including risks related to accounting, auditing, financial reporting, and maintaining effective internal control over financial reporting. The Risk Management Committee, which was formed in August 2017, oversees management of key enterprise risks, including strategic, operational, legal, regulatory, and compliance. The Nominating and Governance Committee oversees risks related to the effectiveness of the Board. The Compensation Committee oversees risks related to our executive compensation policies and practices. The Technology Committee oversees risks related to technology matters. During fiscal 2017, the Board also had an Executive Committee that oversaw risks related to strategic transactions.

Board Leadership Structure and Lead Independent Director

        Our Chairman of the Board is our Chief Executive Officer. We believe that currently combining the positions of Chief Executive Officer and Chairman serves as an effective link between management's role of identifying, assessing and managing risks and the Board's role of risk oversight. Mr. Chopra possesses in-depth knowledge of the issues, opportunities and challenges we face and is thus well positioned to develop agendas and highlight issues that ensure that the Board's time and attention are focused on the most critical matters. In addition, our Board has determined that this leadership structure is optimal because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability. Having one person serve as Chairman and Chief Executive Officer also enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, and other companies with which we do business. Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, we will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve our best interests and the best interests of our stockholders.

        The combined Chairman of the Board and Chief Executive Officer position is balanced by the number of independent directors serving on our Board, our independent committees and our lead independent director. Mr. Good is currently our lead independent director and brings to this role considerable skills and experience as described above in "Election of Directors." The role of lead independent director is designed to further promote the independence of our Board and appropriate oversight of management and to facilitate free and open discussion and communication among our independent directors.

Board Meetings, Independence and Committees of the Board

        There were eight meetings of the Board and the Board acted pursuant to unanimous written consent on four additional occasions during the fiscal year ended June 30, 2017. During fiscal 2017, the Board had a standing Audit Committee, Compensation Committee, Nominating and Governance Committee, Executive Committee and Technology Committee. In August 2017, the Board dissolved the Executive Committee and formed a Risk Management Committee. The members of each committee are appointed by the majority vote of the Board. All persons serving as a director during the fiscal year ended June 30, 2017 attended more than 75% of the aggregate number of meetings held by the Board and all committees on which such director served.

        The Board has determined that each of the nominees for director, except Mr. Chopra and Mr. Mehra, is independent within the meaning of the director independence standards of The NASDAQ Stock Market (the "Listing Standards"), as currently in effect. Furthermore, the Board has determined that each of the members of each of the committees of the Board is independent within the meaning of the rules and regulations of the U.S. Securities and Exchange Commission ("SEC") and the Listing Standards, as applicable and currently in effect.

  Audit Committee

        We have a separately designated, standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee makes recommendations for selection of our independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews our financial statements and the adequacy of our internal accounting controls and financial management practices. All members of the Audit Committee are independent, as independence for audit committee members is defined in Rule 10A-3(b)(1) under the Exchange Act and the Listing Standards applicable to our Company.

        The Audit Committee currently consists of four independent directors – Messrs. Good, Luskin and Hawkins and Dr. Ballhaus. The Board has determined that, based upon his work experience, Mr. Good qualifies as an "Audit Committee Financial Expert" as this term has been defined under the rules and regulations of the SEC. Information regarding Mr. Good's work experience is set forth above under "Election of Directors." To date, no determination has been made as to whether the other members of the Audit Committee also qualify as Audit Committee Financial Experts.

        There were four meetings of the Audit Committee during the fiscal year ended June 30, 2017. See "Report of Audit Committee." The Audit Committee acts pursuant to a written charter adopted by the Board, a copy of which is available under the Investor Relations section of our website – http://www.osi-systems.com.

  Risk Management Committee

        The Risk Management Committee was formed in August 2017 and is responsible for overseeing and monitoring our key enterprise risks, including strategic, operational, legal, regulatory, compliance, security and reputational risks. The Risk Management Committee has responsibility for reviewing our compliance program and our major legal compliance risk exposures, monitoring our code of ethics, reviewing our risk management reviews and assessments, and regularly assessing the continuing appropriateness of a succession plan for our Chief Executive Officer and other executive officers. The Risk Management Committee currently consists of four independent directors – Messrs. Chizever, Good, and Luskin and Dr. Ballhaus.

        The Risk Management Committee acts pursuant to a written charter adopted by the Board, a copy of which is available under the Investor Relations section of our website – http://www.osi-systems.com.

  Compensation Committee

        The Compensation Committee is responsible for determining compensation and benefits for our executive officers, reviewing and approving executive compensation policies and practices, and providing advice and input to the Board in the administration of our equity compensation and benefits plans. The Compensation Committee engages and consults with independent compensation consultants in the performance of its duties. The Compensation Committee currently consists of three independent directors – Messrs. Luskin and Good and Dr. Ballhaus. There were nine meetings of the Compensation Committee during the fiscal year ended June 30, 2017. See "Compensation Committee Report."

        The Compensation Committee acts pursuant to a written charter adopted by the Board, a copy of which is available under the Investor Relations section of our website – http://www.osi-systems.com.

  Nominating and Governance Committee

        The Nominating and Governance Committee is responsible for evaluating nominations for new members of the Board. During fiscal 2017, the Nominating and Governance Committee consisted of four independent directors – Dr. Ballhaus and Messrs. Good, Luskin and Hawkins. There was one meeting of the Nominating and Governance Committee during the fiscal year ended June 30, 2017. The Nominating and Governance Committee currently consists of two independent directors – Dr. Ballhaus and Mr. Hawkins.

        The Nominating and Governance Committee will consider director candidates based upon their business and financial experience, personal characteristics, expertise that is complementary to the background and experience of other Board members, willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board, willingness to objectively appraise management performance, and any such other qualifications the Nominating and Governance Committee deems necessary to ascertain the candidate's ability to serve on the Board.

        The Nominating and Governance Committee has sought to identify director nominees that have diverse professional and educational backgrounds that are believed to complement the skills offered by existing Board members. The Nominating and Governance Committee acts pursuant to a written charter adopted by the Board, a copy of which is available under the Investor Relations section of our website – http://www.osi-systems.com.

  Executive Committee

        During fiscal 2017, the Executive Committee convened for the purpose of advising and consulting with our management regarding potential acquisitions, mergers and strategic alliances. The Executive Committee consisted of two independent directors – Messrs. Good and Luskin. There were nine meetings of the Executive Committee during the fiscal year ended June 30, 2017. The Executive Committee was dissolved in August 2017.

  Technology Committee

        The Technology Committee is responsible for evaluating and making recommendations to the Board regarding all technology-based matters. The Technology Committee currently consists of three independent directors – Dr. Ballhaus and Messrs. Hawkins and Chizever. There were two meetings of the Technology Committee during the fiscal year ended June 30, 2017.

        The Technology Committee acts pursuant to a written charter adopted by the Board, a copy of which is available under the Investor Relations section of our website – http://www.osi-systems.com.

  Director Nomination Process

        The Nominating and Governance Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board must do so in writing. The recommendation should be sent to the following address: c/o Secretary, OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250. Our Secretary will, in turn, forward the recommendation to the Nominating and Governance Committee. The recommendation should include the following information:

  •
  A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Governance Committee;

  •
  The name and contact information for the candidate;

  •
  A statement of the candidate's occupation and background, including education and business experience;

  •
  Information regarding each of the factors listed above, sufficient to enable the Nominating and Governance Committee to evaluate the candidate;

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  A statement detailing (i) any relationship or understanding between the candidate and our Company, or any customer, supplier, competitor, or affiliate of ours, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

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  A statement that the candidate is willing to be considered for nomination by the Nominating and Governance Committee and willing to serve as a director if nominated and elected.

        Stockholders must also comply with all requirements of our Bylaws, a copy of which is available from our Secretary upon written request, with respect to nomination of persons for election to the Board. We may also require any proposed nominee to furnish such other information as we or the Nominating and Governance Committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the Nominating and Governance Committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the Nominating and Governance Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

        There are no stockholder nominations for election to our Board to be voted on at this year's Annual Meeting. Stockholders wishing to submit nominations for next year's annual meeting of stockholders must notify us of their intent to do so on or before the date on which nominations must be received by us in accordance with our Bylaws and the rules and regulations of the SEC. For details see "Stockholder Proposals."

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is currently composed of three non-employee directors – Messrs. Luskin and Good and Dr. Ballhaus. None of our executive officers has served during the fiscal year ended June 30, 2017 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on our Board or the Compensation Committee. During the fiscal year ended June 30, 2017, no member of our Compensation Committee had any relationship or transaction with our Company required to be disclosed pursuant to Item 404 of Regulation S-K.

        The Board recommends that you vote "FOR" the election of each of Deepak Chopra, Ajay Mehra, Steven C. Good, Meyer Luskin, William F. Ballhaus, Jr., James B. Hawkins and Gerald Chizever as our directors. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast at the Annual Meeting.

 RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal No. 2 of the Proxy Card)

        The Audit Committee has selected Moss Adams LLP ("Moss Adams") as our independent registered public accountants for the year ending June 30, 2018 and has further directed that management submit the selection of independent registered public accountants for ratification by our stockholders at the Annual Meeting. Moss Adams has no financial interest in the Company, and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

        In the event that our stockholders fail to ratify the selection of Moss Adams, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our and our stockholders' best interests.

        Representatives of Moss Adams are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

        The Board recommends a vote "FOR" the ratification of Moss Adams as our independent registered public accountants for the fiscal year ending June 30, 2018. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.

APPROVAL OF AMENDED AND RESTATED
OSI SYSTEMS, INC. 2012 INCENTIVE AWARD PLAN
(Proposal No. 3 of the Proxy Card)

  Introduction

        We are interested in maintaining strong corporate governance practices, including with respect to equity awards granted to our executive officers. For this reason, our Board adopted on October 13, 2017 (the "Effective Date"), subject to stockholder approval, the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan (the "Amended Plan"). Awards under the Amended Plan provide employees, consultants and directors an opportunity to acquire or increase their ownership stake in our Company, and our Board believes this aligns their interests with those of our stockholders, creating strong incentives to achieve goals that result in consistent stockholder returns. We believe that adopting the Amended Plan is in our best interest in light of our growth and the continuing need to provide equity-based incentives to attract and retain the most qualified personnel. A copy of the Amended Plan is included as Appendix A to this Proxy Statement.

        The Amended Plan amends and restates in its entirety our 2012 Incentive Award Plan (the "Existing Plan"). In particular, the Amended Plan makes the following material changes to the Existing Plan:

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  Increases the maximum number of shares of Common Stock which may be issued under the Existing Plan by 1,600,000 shares to a total of 5,450,000 shares.

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  Prohibits the payment of dividends or dividend equivalents with respect to awards granted under the Amended Plan until the applicable vesting conditions applicable to the underlying award are satisfied and the award vests.

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  Permits net share tax withholding with respect to awards granted pursuant to the Amended Plan up to the maximum statutory withholding rates in the applicable jurisdiction.

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  Requires participants in the Amended Plan to consent to the collection, use and transfer of personal data by us and our subsidiaries for the purpose of implementing, administering and managing participation in the Amended Plan.

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  Limits the sum of the grant date fair value of equity-based awards and the amount of any cash-based awards granted to our non-employee directors during any calendar year to $750,000.

        In determining the number of shares of Common Stock to request for approval under the Amended Plan, our management team worked with the Compensation Committee to evaluate a number of factors, including our recent share usage, anticipated share usage, and criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal for the Amended Plan.

        If the Amended Plan is approved, we intend to utilize the shares of Common Stock authorized under the Amended Plan to continue our practice of incentivizing our employees, consultants and directors through the use of equity incentive grants. We anticipate that the shares of Common Stock requested in connection with the approval of the Amended Plan, combined with the shares of Common Stock currently available for future awards under the Existing Plan, will last for approximately three to four years, based on our historic grant rates and the approximate current stock price. However, these shares could last for a shorter period of time if actual practice does not match historic rates and/or our stock price changes materially.

        We believe that grants of equity incentive awards are necessary to enable us to continue to attract and retain top talent. We also recognize that equity compensation awards dilute shareholder equity. Accordingly, we have balanced these concerns by carefully managing our equity incentive compensation usage in a manner intended to be competitive and consistent with market practice while also demonstrating a commitment to sound equity compensation practices. If the Amended Plan is not approved, we believe our recruitment and retention capabilities will be adversely affected.

        As of June 30, 2017, awards covering 1,392,358 shares of our Common Stock were outstanding under the Existing Plan, and 1,312,813 shares remained available for future issuance or the grant of awards under the Existing Plan. The weighted average price of options outstanding as of June 30, 2017 was $30.00 and the weighted average remaining term was 3.3 years.

        As of October 17, 2017, outstanding grants under our existing equity compensation plans, including shares remaining available for grant thereunder, are provided in the table below:

Stock Options Outstanding	706,312
Stock Awards Outstanding*	534,575
Common Stock Outstanding	18,967,963
Weighted Average Exercise Price of Stock Options Outstanding	$31.34
Weighted-Average Remaining Duration (Years) of Stock Options Outstanding	3.3 years
Total Shares Available for Grant under Existing Plan*	724,772

*
Figures have decreased since June 30, 2017 primarily due to the vesting of certain awards as well as certain grants of fully vested shares pursuant to our Six-Year Performance Program.

        In addition to the above, we are asking stockholders to approve the Amended Plan to satisfy the stockholder approval requirements of Section 162(m) of the Code ("Section 162(m)"), and to ensure we have the ability to grant "incentive stock options" under the Amended Plan.

        In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to our Chief Executive Officer and our next three most highly compensated executive officers (other than our Chief Financial Officer). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as "performance-based" under Section 162(m) does not count against the $1 million deduction limitation. One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by our stockholders. For purposes of Section 162(m), the material terms include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goals may be based and (c) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the Amended Plan is discussed below, and stockholder approval of this Proposal 3 will be deemed to constitute approval of the material terms of the Amended Plan for purposes of the stockholder approval requirements of Section 162(m).

        Stockholder approval of the material terms of the performance goals of the Amended Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the Amended Plan to qualify for the "performance-based" compensation exemption under Section 162(m), and submission of the Amended Plan for stockholder approval of the material terms of its performance goals should not be viewed as a guarantee that we will be able to deduct all compensation under the Amended Plan. Nothing in this proposal precludes us or the Compensation Committee from making any payment or granting awards that are not intended to qualify (or otherwise do not qualify) for tax deductibility under Section 162(m).

  Stockholder Approval

        If stockholders do not approve the proposal in this Proposal 3, the Existing Plan (not as amended and restated) will, however, remain in effect with respect to eligible individuals, including covered employees, and we may continue to grant awards under the Existing Plan (and not the Amended Plan) to such individuals, subject to the terms and conditions of the Existing Plan. In addition, all previously granted awards will continue to be subject to the terms of the Existing Plan.

  Material Terms of the Amended Plan

        Eligibility and Administration.    Our employees, consultants and directors are eligible to receive awards under the Amended Plan. As of September 30, 2017, there were approximately 5,981 employees, including five Named Executive Officers, and five non-employee directors eligible to receive awards under the Amended Plan. The Amended Plan is administered by the Board with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (all such bodies and delegates referred to collectively as the plan administrator), subject to certain limitations that may be imposed under Section 162(m), Section 16 of the Exchange Act and/or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Amended Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the Amended Plan, including any vesting and vesting acceleration conditions.

        Limitation on Awards and Shares Available.    The aggregate number of shares of our Common Stock that are available for issuance under awards granted pursuant to the Existing Plan equals the sum of (i) 3,850,000 shares minus (ii) any shares of our Common Stock delivered in settlement of awards granted pursuant to our 2006 Equity Participation Plan (the "2006 Plan") during the period beginning on September 25, 2012 and ending immediately prior to December 12, 2012, plus (iii) any shares of our Common Stock subject to awards outstanding under the 2006 Plan that terminate, expire or lapse for any reason on or after December 12, 2012 (up to a maximum of 2,220,000 shares). If this Proposal 3 is approved by our stockholders, then the aggregate number of shares of our Common Stock that will be available for issuance under awards granted pursuant to the Amended Plan will equal the sum of (i) 5,450,000 shares, plus (ii) any shares of our Common Stock subject to awards outstanding under the 2006 Plan that terminate, expire or lapse for any reason on or after stockholder approval of the Amended Plan. Any shares delivered in settlement of awards of options, stock appreciation rights ("SARs") or similar awards which do not deliver the full share value at grant of the underlying shares will be counted against this limit as one share for every one share granted. Any shares that are delivered in settlement of restricted stock, restricted stock units or similar awards that convey the full value of the shares subject to the award (other than options, SARs or similar awards for which the recipient must pay the grant-date intrinsic value) will be counted against this limit as 1.87 shares for every one share granted. Shares subject to awards under the Amended Plan that are forfeited, expire or are settled for cash may be used again for new grants under the Amended Plan, and will be added back to the Amended Plan's share limit in the same number of shares as were debited from the share limit in respect of the grant of such awards. (1) Shares subject to a SAR or stock option that are not issued in connection with the stock settlement of the SAR or stock option on its exercise, (2) shares purchased on the open market with the cash proceeds from the exercise of options, and (3) shares tendered or withheld to satisfy exercise price or tax withholding obligations associated with an award, in any case, may not be used again for new grants of awards. Shares granted under the Amended Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

        Subject to limited exception, awards granted under the Amended Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the Amended Plan. The maximum number of shares of our Common Stock that may be subject to one or more awards granted to any one participant pursuant to the Amended Plan during any calendar year will be 250,000 and the maximum amount that may be paid in cash pursuant to the Amended Plan to any one participant during any calendar year period will be $15,000,000. In addition, the sum of the grant date fair value of equity-based awards and the amount of any cash-based awards that may be granted to any non-employee director pursuant to the Amended Plan during any calendar year will not exceed $750,000.

        Awards.    The Amended Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, restricted stock, dividend equivalents, restricted stock units ("RSUs"), other incentive awards and SARs and cash awards. Certain awards under the Amended Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Internal Revenue Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Amended Plan are or will be set forth in award agreements, which detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards are generally settled in shares of our Common Stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.

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  Stock Options.  Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. Incentive stock options, by contrast to nonqualified stock options, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Internal Revenue Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of incentive stock options granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of incentive stock options granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.

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  Stock Appreciation Rights.  SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions.

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  Restricted Stock and Restricted Stock Units.  Restricted stock is an award of nontransferable shares of our Common Stock that remain forfeitable unless and until specified conditions are met. RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant if the plan administrator permits such a deferral. Vesting conditions determined by the plan administrator may apply to restricted stock and RSUs and may include continued service, performance and/or other conditions. Under the Amended Plan, dividends payable with respect to restricted stock prior to the vesting of such restricted stock instead will be paid out to the participant only to the extent that the applicable vesting conditions of the underlying award are subsequently satisfied and the restricted stock vests. Dividends payable with respect to the portion of an award that fails to vest will be forfeited.

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  Other Incentive Awards and Cash Awards.  Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our Common Stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Cash awards are cash incentive bonuses subject to performance goals.

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  Dividend Equivalents.  Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Common Stock and may be granted alone or in tandem with awards. Dividend equivalents are credited as of dividend payment dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Dividend equivalents may not be granted on options or SARS. Under the Amended Plan, dividend equivalents payable with respect to an award prior to the vesting of such award instead will be paid out to the participant only to the extent that the applicable vesting conditions of the underlying award are subsequently satisfied and the award vests. Dividend equivalents payable with respect to the portion of an award that fails to vest will be forfeited.

        Performance Awards.    Performance awards include any of the foregoing awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals. The plan administrator will determine whether performance awards are intended to qualify as "performance-based" compensation ("QPBC") within the meaning of Section 162(m), in which case the applicable performance criteria will be selected from the list below in accordance with the requirements of Section 162(m).

        In order to constitute QPBC under Section 162(m), in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by the Compensation Committee and linked to stockholder-approved performance criteria. For purposes of the Amended Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC, and may be used in setting performance goals applicable to other performance awards: (i) net earnings (either before or after one or more of the following: (a) interest, (b) taxes, (c) depreciation, (d) amortization and (e) non-cash equity-based compensation); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) customer retention; and (xxv) sales-related goals, any of which may be measured either in absolute terms for our Company or any of our operating units or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The Amended Plan also permits the plan administrator to provide for objectively determinable adjustments to the applicable performance criteria in setting performance goals for QPBC awards.

        Certain Transactions.    The plan administrator has broad discretion to equitably adjust the provisions of the Amended Plan, as well as the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as "equity restructurings," the plan administrator will make equitable adjustments to the Amended Plan and outstanding awards. In the event of a change in control of our Company (as defined in the Amended Plan), the surviving entity must assume outstanding awards or substitute economically equivalent awards for such outstanding awards; however, if the surviving entity declines to assume or substitute for some or all outstanding awards, then all such awards will vest in full and be deemed exercised (as applicable) upon the transaction. Individual award agreements may provide for additional accelerated vesting and payment provisions.

        Foreign Participants, Transferability, Repricing and Participant Payments.    The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Amended Plan are generally non-transferable prior to vesting and exercisable only by the participant. Except in connection with certain corporate transactions, the Amended Plan does not permit the repricing or cancelation of options or SARS in exchange for cash or other awards without stockholder approval when the option or SAR price per share exceeds the fair market value of the underlying shares. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Amended Plan, the plan administrator may, in its discretion, accept cash or check, shares of our Common Stock that meet specified conditions, a "market sell order" or such other consideration as it deems suitable.

        Plan Amendment and Termination.    Our Board may amend or terminate the Amended Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for (i) any amendment that increases the number of shares available under the Amended Plan, and (ii) any amendment that reduces the price per share of any outstanding option or SAR granted under the Amended Plan or that cancels any stock option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares. After the tenth anniversary of the Effective Date of the Amended Plan, no incentive stock options may be granted; however, the Amended Plan does not have a specified expiration and will otherwise continue in effect until terminated by us.

        Programs.    The Amended Plan provides that the plan administrator may establish programs under the Amended Plan which contain the terms and conditions intended to govern a specified type of award granted under the Amended Plan. Programs may be established to govern awards tied to specific performance goals and business criteria under the umbrella of the Amended Plan. In all cases, these programs will be consistent with the terms of the Amended Plan.

        Tax Withholding.    We have the authority and the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event concerning a participant arising as a result of the Amended Plan. The plan administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a participant to elect to have us withhold shares otherwise issuable under an award. Unless determined otherwise by the plan administrator, the number of shares which may be so withheld or surrendered will be limited to the number of shares which have a fair market value no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes for the applicable jurisdiction.

        Data Privacy.    Under the Amended Plan, as a condition of receipt of any award, each participant must explicitly consent to the collection, use and transfer of personal data as described in the Amended Plan by and among us and our subsidiaries for the exclusive purpose of implementing, administering and managing the participant's participation in the Amended Plan.

Summary of Federal Income Tax Consequences of the Amended Plan

        Following is a brief description of the principal United States federal income tax consequences related to grants made under the Amended Plan and certain other United States federal income tax issues. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder's personal circumstances. It is not intended as tax advice for award recipients, who should consult their own tax advisors.

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  Nonqualified Stock Options.  An award recipient will not be subject to tax at the time a nonqualified stock option is granted, and no tax deduction will then be available to us. Upon the exercise of a nonqualified stock option, an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise will be included in the recipient's ordinary income and we will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, any appreciation or depreciation after the date of exercise will generally constitute a capital gain or capital loss for the holder of the shares.

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  Incentive Stock Options (ISOs).  An award recipient will not be subject to regular income tax at the time an ISO is granted or exercised, and no tax deduction will then be available to us; however, the recipient may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the ISO over the exercise price. Upon disposition of the shares acquired upon exercise of an ISO, capital gain or capital loss will generally be recognized by the recipient in an amount equal to the difference between the sale price and the exercise price, as long as the recipient has not disposed of the shares within two years after the date of grant or within one year after the date of exercise and has been employed by us at all times from the grant date until the date three months before the date of exercise (one year in the case of permanent disability). If the recipient disposes of the shares without satisfying both the holding period and employment requirements, the recipient will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price but, in the case of a failure to satisfy the holding period requirement, not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We are not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on a disqualifying disposition of the shares.

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  Other Awards.  The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); RSUs, dividend equivalents, and performance awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid (other than employment taxes which are generally paid at the time such compensation is deferred or, if later, vested). In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) with respect to covered employees.

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  Section 162(m) of the Internal Revenue Code.  Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to "covered employees" in a taxable year to the extent that compensation paid to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the Amended Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

    The Section 162(m) deduction limitation does not apply to "qualified performance-based compensation." In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) requires, among other things, that: (i) the compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals, (ii) the performance goals must be established by a compensation committee comprised of two or more "outside directors," (iii) the material terms of the performance goals under which the compensation is to be paid must be disclosed to and approved by the shareholders and (iv) the compensation committee of "outside directors" must certify that the performance goals have indeed been met prior to payment.

    Section 162(m) contains a special rule for stock options and stock appreciation rights which provides that stock options and stock appreciation rights will satisfy the "qualified performance-based compensation" exemption if (i) the awards are made by a compensation committee comprised of "outside directors", (ii) the plan sets the maximum number of shares that can be granted to any person within a specified period, and (iii) the compensation is based solely on an increase in the stock price after the grant date.

    The Amended Plan has been designed to permit our Compensation Committee to grant stock options, stock appreciation rights and other awards which will qualify as "qualified performance-based compensation."

    If the Amended Plan is approved by our stockholders, our Compensation Committee may, but is not obligated to, grant awards under the Amended Plan intended to constitute "qualified performance-based compensation" under Section 162(m).

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  Section 409A of the Internal Revenue Code.  Certain types of awards under the Amended Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Internal Revenue Code ("Section 409A"). Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Amended Plan and awards granted under the Amended Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the plan administrator, the Amended Plan and applicable award agreements may be amended to further comply with Section 409A or to exempt the applicable awards from Section 409A.

Interest of Certain Persons in Matters to Be Acted Upon; New Plan Benefits

        Our directors and executive officers have an interest in the proposal to approve the Amended Plan, as each would be eligible to receive awards under the Amended Plan.

        The number of awards that our Named Executive Officers, directors, other executive officers and other employees may receive under the Amended Plan will be determined in the discretion of our Board or Compensation Committee, as applicable, in the future, and our Board and Compensation Committee have not made any determination to make future grants to any persons under the Amended Plan as of the date of this Proxy Statement. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan, or the benefits that would have been received by such participants if the Amended Plan, as proposed to be amended, had been in effect in the year ended June 30, 2017.

        The Board unanimously recommends that you vote "FOR" the approval of the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be approved, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.

 ADVISORY VOTE ON THE COMPANY'S EXECUTIVE COMPENSATION
FOR THE FISCAL YEAR ENDED JUNE 30, 2017
(Proposal No. 4 of the Proxy Card)

Background

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd Frank Act") enables our stockholders to vote to approve, on an advisory, non-binding basis, our executive compensation for the fiscal year ended June 30, 2017 as disclosed in the Proxy Statement in accordance with the SEC's rules, including Section 14A of the Exchange Act ("Say-on-Pay"). We currently conduct this advisory vote on an annual basis, and the next advisory vote is expected to be conducted at our 2018 Annual Meeting of Stockholders.

Summary

        Our Board is committed to excellence in governance and is aware of the significant interest in executive compensation matters by investors and the general public. We are asking our stockholders to provide advisory approval of our executive compensation as such compensation is described in the "Compensation Discussion and Analysis" section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in the Proxy Statement. We recognize and value the critical role that executive leadership plays in our performance. Our executive compensation philosophy is intended to ensure that executive compensation is aligned with our short- and long-term business strategy, objectives and stockholder interests. Our executive compensation is designed to attract, motivate and retain highly qualified executives. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the short- and long-term interests of our stockholders.

        We urge you to review the "Compensation Discussion and Analysis" section of the Proxy Statement and executive-related compensation tables for more information.

Emphasis on Pay-For-Performance Principles

        We believe that executive compensation should be tied to our performance on both a short-term and long-term basis. We believe that our continued success is closely tied to the performance of our executive officers and have designed our compensation practices in order to reward the executives for their contributions to our overall success.

Alignment with Stockholders' Interests

        We grant annual incentives based in part on each executive's contribution to enhancing our short- and long-term profitable growth. We also grant long-term equity-based incentives as a substantial component of the compensation program to reward long-term performance and further align the interests of management with those of our stockholders. We have historically used restricted stock, restricted stock units and stock options as our equity incentive vehicles because these awards enable the executives to establish a meaningful equity stake in our Company while allowing them to participate in future value creation through appreciation of the shares. These awards tie the executives' interests to those of long-term stockholders and serve to motivate the executives to lead us to achieve long-term financial goals that are expected to lead to increased stockholder value. In addition to linking compensation value to stockholder value, these awards generally have vesting conditions, which creates a strong retention incentive and helps ensure the continuity of our operations. For fiscal year 2017, 100% of the long-term equity incentives granted to our corporate Named Executive Officers (our CEO, CFO, and General Counsel) and a significant portion of our equity incentives granted to our divisional Named Executive Officers consisted of restricted stock units subject to performance vesting based on growth of adjusted EBITDA per share.

Long-Term Performance

        In order to promote our philosophy of pay-for-performance and furthering our objective of aligning the interests of management with those of our stockholders, we have established performance programs for certain of our executive officers. These programs focus on the achievement of our long-term financial goals and factors that create long-term stockholder value. By establishing performance targets tied to key corporate financial metrics, we are incentivizing our officers to achieve our long-term corporate objectives and ultimately increase stockholder value.

Highlights of 2017 Executive Compensation Program

        The Board believes our executive compensation program is designed appropriately and that a vote in favor of the proposal is warranted, including for these reasons: (1) 100% of corporate Named Executive Officer equity awards for fiscal 2017 were performance-based and tied to measurable pre-established targets; (2) we are committed to having strong governance standards and continue to take steps to further this commitment; and (3) we value the opinions and feedback we receive from, and we continue to engage with, our stockholders, and our executive compensation program directly reflects our stockholders' input.

        1.     100% Performance-Based Equity Awards for Corporate Named Executive Officers: Equity awards granted to our CEO, CFO, and General Counsel are 100% performance-based and tied to measurable pre-established adjusted EBITDA per share goals.

        100% of the equity grants made to our corporate Named Executive Officers and a significant portion of the equity grants made to our divisional Named Executive Officers during fiscal 2017 were performance-based and tied to pre-established adjusted EBITDA per share targets which require significant annual growth. 40% of the maximum number of shares that can be earned under each Named Executive Officer's 2017 award has a three-year performance component which vests or is forfeited following the end of the three-year performance cycle, subject to the achievement of the adjusted EBITDA per share growth target for fiscal 2019. If 85% of this three-year adjusted EBITDA per share target is not attained, then these shares are forfeited. The remaining 60% of the maximum number of shares that can be earned under each executive's 2017 award may vest up to 20% per year over the three-year period if annual adjusted EBITDA per share growth targets are exceeded for fiscal years 2017, 2018 and 2019, respectively. These grants were made pursuant to our Six-Year Performance Program, which was established in 2012.

        We believe that the performance metrics underlying our long-term equity incentive program are rigorous and we have not disclosed current metrics because their disclosure would allow our competitors to determine the EBITDA and pricing related to key programs, which would be competitively harmful to us. The adjusted EBITDA per share target for the three-year performance cycle ended in fiscal 2017 was $5.69.

        For fiscal 2017, we achieved 161% of the fiscal 2017 adjusted EBITDA per share target, and as a result the 60,000 shares granted to our CEO in fiscal 2015 were vested. In addition, our CEO earned 95,280 shares, consisting of 35,440 vested shares earned pursuant to the fiscal 2017 grant, 29,920 vested shares earned pursuant to the fiscal 2016 grant and 29,920 vested shares earned pursuant to the fiscal 2015 grant.

        2.     Corporate Governance and Best Practices: We are committed to having strong governance standards with respect to our compensation programs, procedures and practices.

        We have taken the following actions to enhance our corporate governance and executive compensation policies:

  •
  Appointed a lead independent director to further promote the independence of our Board and appropriate oversight of management and to facilitate free and open discussion and communication among our independent directors.

  •
  Prohibited all hedging and pledging of our stock by executive officers and directors. As of the date of the Proxy Statement, no shares of our stock are pledged by any Named Executive Officer or director.

  •
  Adopted a robust clawback policy that provides that if an accounting restatement is required due to material non-compliance with any accounting requirements, then we will seek to recover any excess in the incentive compensation earned by all of our executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, over the prior three years over what they would have earned if there had not been a material restatement of the financial statements. We have also included clawback provisions in each Named Executive Officer's employment agreement.

  •
  Established rigorous Company stock ownership guidelines requiring each executive officer to own Company stock valued at least at five times his annual base salary. These guidelines align the executives' long-term interests with those of our stockholders. In addition, prior to attaining the 5X share ownership guideline, each executive is required to retain at least 50% of the shares acquired upon exercise of options or vesting of restricted stock or unit awards, net of amounts required to pay taxes and exercise price.

        3.     Communications with Stockholders: Last year, we conducted a robust stockholder outreach and revised our annual cash incentive program to directly address the feedback we received from our stockholders. During the current year, we continued to have open lines of communication with our stockholders.

        Our Compensation Committee takes very seriously stockholder feedback with respect to executive compensation. Last year, we conducted a robust stockholder outreach, contacting and requesting meetings with over 75% of our top 25 stockholders, so that we could better understand stockholder sentiments and concerns about our program. This year, we continued to have open lines of communications with our stockholders, and our senior management routinely interacted with our stockholders on a variety of matters, including our executive compensation programs and practices.

        In response to the specific stockholder feedback we received, our Compensation Committee revised our annual cash executive officer incentive program for fiscal 2016 to be performance-based and formulaically tied to measurable thresholds, targets, and maximums; and at our 2016 annual meeting, approximately 98% of the votes cast on the advisory vote on the compensation of our Named Executive Officers were in favor our executive compensation. Considering this overwhelming majority in favor, our Compensation Committee determined to continue to apply the same approach with respect to compensation policies and decisions for fiscal 2017.

        Our Board believes that the information above as well as that provided in the section entitled "Compensation of Executive Officers and Directors" contained in the Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management's interests are aligned with the stockholders' interests and support long-term value creation. The following resolution will be submitted for a stockholder vote at the Annual Meeting:

        "RESOLVED, that the stockholders of OSI Systems, Inc. approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K of the SEC, including in the section entitled "Compensation Discussion and Analysis," the accompanying compensation tables, and the related narrative disclosure contained in the Proxy Statement."

        The Board recommends that you vote "FOR" the approval of our executive compensation for the fiscal year ended June 30, 2017. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be approved on an advisory basis, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.

 ADVISORY VOTE ON THE DETERMINATION
OF THE FREQUENCY OF THE ADVISORY VOTE
ON EXECUTIVE COMPENSATION
(Proposal No. 5 of the Proxy Card)

        The Dodd-Frank Act enables stockholders to indicate how frequently they believe we should seek future Say-on-Pay advisory votes (the "Say-on-Frequency"). Accordingly, we are seeking an advisory, non-binding determination from our stockholders as to the frequency with which we should present future Say-on-Pay advisory votes to our stockholders. We are providing stockholders the option of selecting a frequency of every one, two or three years, or abstaining. For the reasons described below, we recommend that the stockholders select a frequency of one year, or an annual vote.

        Our Board values constructive dialogue on executive compensation and other important governance topics with our stockholders. Our Board believes an advisory vote every year is appropriate because it will enable our stockholders to vote on the most recent executive compensation information that is presented in our Proxy Statement, leading to more meaningful and timely communication between us and our stockholders on executive compensation matters. An annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. Additionally, our Board's determination was further based on the premise that this recommendation could be modified in future years if it becomes apparent that an annual frequency vote is not meaningful, burdensome or more frequent than dictated by best corporate governance practices.

        As a stockholder, you have the choice to vote for one of the following choices, as indicated on the Proxy Card: to hold the Say-on-Frequency advisory vote on executive compensation every year, every two years or every three years, or you may abstain from voting. While the Say-on-Frequency vote is advisory in nature and will not bind us to adopt any particular frequency, our Board intends to carefully consider the stockholder vote resulting from the proposal in determining how frequently we will hold future Say-on-Pay advisory votes.

        The Board recommends that you vote for "1 YEAR" as the determination on frequency for an advisory vote on our executive compensation. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of an annual frequency. The frequency of the advisory vote on executive compensation receiving the greatest number of votes will be considered the frequency recommended by our stockholders.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers

        Our executive officers are as follows:

Name	Age	Position
Deepak Chopra*	66	Chairman of the Board of Directors, Chief Executive Officer and President
Alan Edrick*	49	Executive Vice President and Chief Financial Officer
Ajay Mehra*	55	Director, Executive Vice President and President of OSI Solutions Business
Victor Sze*	50	Executive Vice President and General Counsel
Pak Chin(1)*	45	Former President of Security Division
Mal Maginnis	58	President of Rapiscan Systems, Inc.
Sujit Kumar	47	President of Healthcare Division
Manoocher Mansouri	61	President of Optoelectronics and Manufacturing Division
Shawn Thompson	54	President of OSI Electronics, Inc.
Rick Merritt	55	Senior Vice President and Chief Human Resources Officer

*
Denotes our Named Executive Officers for fiscal 2017.

(1)
Mr. Chin resigned from the Company effective July 28, 2017.

        The following section sets forth certain background information regarding those persons currently serving as our executive officers, excluding Deepak Chopra and Ajay Mehra, who are described above under "Election of Directors":

          Alan Edrick is our Executive Vice President and Chief Financial Officer. Mr. Edrick joined the Company as Executive Vice President and Chief Financial Officer in September 2006. Mr. Edrick has more than two decades of financial management and public accounting experience, including mergers and acquisitions, capital markets, financial planning and analysis and regulatory compliance. Between 2004 and 2006, Mr. Edrick served as Executive Vice President and Chief Financial Officer of BioSource International, Inc., a biotechnology company, until its sale to Invitrogen Corporation. Between 1998 and 2004, Mr. Edrick served as Senior Vice President and Chief Financial Officer of North American Scientific, Inc., a medical device and specialty pharmaceutical company. Between 1989 and 1998, Mr. Edrick was employed by Price Waterhouse LLP in various positions including Senior Manager, Capital Markets. Mr. Edrick received his Bachelor of Arts degree from the University of California, Los Angeles and a Master of Business Administration degree from the Anderson School at the University of California, Los Angeles.

          Victor S. Sze is our Executive Vice President and General Counsel. Mr. Sze joined the Company as Vice President of Corporate Affairs and General Counsel in March 2002. In November 2002, Mr. Sze was appointed Secretary. In September 2004, Mr. Sze was appointed Executive Vice President. From 1999 through November 2001, Mr. Sze served as in-house counsel to Interplay Entertainment Corp., a developer and worldwide publisher of interactive entertainment software, holding the title of Director of Corporate Affairs. Prior to joining Interplay Entertainment Corp., Mr. Sze practiced law with the firm of Wolf, Rifkin & Shapiro in Los Angeles. Mr. Sze holds a Bachelor of Arts degree in Economics from the University of California, Los Angeles and a Juris Doctorate from Loyola Law School.

          Pak Chin is the former President of our Security division and held this role during fiscal 2017. Mr. Chin joined the Company in May 2015 from Honeywell Inc. where he held a variety of leadership positions over 17 years including Vice President of the Boeing KC-46 Pegasus Aerial Refueling Tanker program, Vice President of the Lockheed Martin, Northrop Grumman, General Atomics and Huntington Ingalls Defense & Space business segment, Vice President of commercial aerospace and airlines business segment in Asia Pacific and Chairman of the Board for the Honeywell Aerospace and TAECO Aerospace joint venture. Mr. Chin holds a Bachelors in Electrical Engineering from the

  University of Oklahoma and a Masters in International Business from the Rensselaer Polytechnic Institute. Mr. Chin resigned from the Company effective July 28, 2017.

          Mal Maginnis is President of our Rapiscan Systems, Inc. subsidiary. Mr. Maginnis joined the Company in July 2017. He has more than 35 years in the defense, security, safety and technology industries, and is an experienced senior executive of technology-based businesses. Prior to joining the Company, Mr. Maginnis was the head of a technology development company based in Singapore and one of the owners of an Australian detection company based in Sydney. In addition, he was President of Smiths Detection from 2011-2014 based in London. He held a series of senior positions including President, Head of Technology, Programs and Products and was the head of the largest business unit managing the global military and emergency responder business. Mr. Maginnis holds Bachelor of Arts (Hons) degree in history and government from the Faculty of Military Studies University of New South Wales, and Graduate, UK Command Staff College.

          Sujit Kumar is President of our Healthcare division. Mr. Kumar brings over two decades of global experience with majority in the medical device and HCIT space. Mr. Kumar joined the Company in April 2016 from Verathon Medical (part of Roper Technologies) where he most recently served as Vice President/General Manager. He has also held global leadership positions at Philips Healthcare, GE Healthcare, GM and Amazon.com. Early in his career, Mr. Kumar worked in investment banking advising clients on M&A and buy-side analysis. Mr. Kumar holds a Bachelor of Science degree in Mechanical Engineering from Osmania University, India, a Master of Science degree in Mechanical Engineering from University of Mississippi, and a Master of Business Administration degree from Ross School of Business at University of Michigan.

          Manoocher Mansouri is President of our Optoelectronics and Manufacturing division. Mr. Mansouri joined the Company in 1982 and was named President of our Optoelectronics and Manufacturing division in June 2006. Mr. Mansouri has over 30 years of experience in the optoelectronics industry. Mr. Mansouri has served as President of our OSI Optoelectronics, Inc. subsidiary since May 2000. Mr. Mansouri holds a Bachelor of Science degree in Electrical Engineering from the University of California, Los Angeles as well as an Executive Program in management certificate from the Anderson School at the University of California, Los Angeles.

          Shawn Thompson is President of our OSI Electronics, Inc. subsidiary. Mr. Thompson brings 30 years of global experience in leading companies in the design and manufacturing of equipment that connects, protects and controls critical applications in the defense, medical, wireless and industrial markets. Mr. Thompson joined the Company in 2017 from MC Electronics where he served as President and CEO. Between 1998 and 2013, Mr. Thompson held several global leadership roles for Smiths Group PLC within in their Interconnect division as a group president and board member. Early in his career he was a principal in Transtector Systems, a leader in power and signal integrity solutions that was acquired by Smiths in 1998. Mr. Thompson attended Northwest Nazarene University and participated in Stanford's Graduate School of Business Executive Management Program.

          Rick Merritt is our Senior Vice President and Chief Human Resources Officer. Prior to joining the Company in October 2013, Mr. Merritt held the positions of Global Vice President of Human Resources for Power-One, Inc., a power conversion solution provider, from April 2011 to October 2013 and Global Vice President at International Rectifier Corporation, a publicly-traded power management technology company, from May 2004 to April 2011. Mr. Merritt received a Bachelor of Science degree from Indiana University and a Master of Science degree from California State University, Hayward.

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis describes our compensation philosophy, objectives, and processes, including the methodology for determining executive compensation for our Named Executive Officers. For additional information, please refer to the more detailed compensation disclosures beginning with and following the "Summary Compensation Table" contained in this Proxy Statement.

Advisory Vote on Named Executive Officer Compensation

        We maintain open lines of communication with our stockholders, and senior management routinely interacts with our stockholders on a number of matters, including executive compensation, in order to better understand their opinions and to obtain their feedback. Further, the Compensation Committee considers the outcome of our annual say on pay vote when making decisions regarding our executive compensation program. At our 2016 annual meeting, approximately 98% of the votes cast on the advisory vote on the compensation of our Named Executive Officers were in favor of our executive compensation policies. Considering the level of support of our stockholders of our compensation program, our Compensation Committee determined to continue to apply the same approach with respect to compensation policies and decisions for fiscal 2017.

        At the upcoming Annual Meeting, we will again hold an annual advisory vote to approve executive compensation. We will continue to engage with our stockholders throughout the year, and the Compensation Committee will consider the results from this year's and future advisory votes on executive compensation, as well as any feedback received from stockholders.

Governance Highlights

        We are committed to having strong governance practices with respect to our compensation programs, practices and procedures. We believe that these practices reinforce our emphasis on tying executive compensation to performance. The following chart highlights some of our governance practices with respect to executive compensation:

What We Do	What We Do Not Do
Use 100% performance-based vesting with respect to corporate Named Executive Officer equity awards	No excise tax gross-ups upon a change in control
Have formulaic performance-based annual incentives	No hedging, pledging, or speculative transactions are permitted by executives and directors
Maintain a robust clawback policy	No re-pricing of underwater stock options
Maintain share ownership and retention guidelines for executives and directors	No stock option grants with an exercise price less than fair market value
Conduct an annual say on pay vote	No "single trigger" severance payments owing solely on account of the occurrence of a change in control event
Maintain open lines of communication with stockholders

Executive Compensation Summary

  Fiscal 2017 Performance

        During fiscal 2017, we (a) achieved record revenue of $961 million; (b) delivered 35% non-GAAP earnings per share growth; (c) had a strong win rate for our Security division's Real Time Tomography (RTT®) checked baggage screening product in the EMEA region; (d) strengthened our leadership team; (e) completed two significant strategic acquisitions in our Security division and signed a definitive agreement for a third strategic acquisition (which was completed in the first quarter of fiscal 2018); (f) divested a non-core business in our Healthcare division; and (g) made significant capital structural enhancements with the expansion of our revolving credit facility and issuance of convertible notes.

        Leverage Business Infrastructure.    Even as we launched new products, entered new markets, and invested substantial amounts in R&D, we actively leveraged our business infrastructure and maintained intelligent cost management.

        Growth in Markets and Opportunities.    In fiscal 2017, we continued to expand our addressable markets through new product introductions and targeting of markets that did not previously represent a significant source of revenues. This dynamic approach has served, and we believe it will continue to serve, to sustain growth over the long term. Some of our key achievements during fiscal 2017 include the following:

  •
  Expanding presence with international customers for checked baggage scanning solutions, related services and support.

  •
  Acquiring two companies and entering into a definitive agreement for a third acquisition in our Security division.

  •
  Acquiring product lines and companies that not only leverage our existing operating infrastructure but also provide immediate entry into growing market segments.

        Building a Foundation for the Future.    We continue to make significant targeted investments in R&D and acquisitions. In 2017, we completed two significant strategic acquisitions and entered into a definitive agreement for a third strategic acquisition in our Security division. We believe that these acquisitions and investments, as well as other product development programs that are currently underway, will result in enhanced business outcomes for years to come.

Role of the Compensation Committee

        Our Board appoints members to the Compensation Committee. Each member of the Compensation Committee is independent within the meaning of the rules and regulations of the SEC and the Listing Standards, as currently in effect. The Compensation Committee is responsible for establishing and approving all compensation for our Named Executive Officers, including base salaries, annual incentives, long-term equity incentive compensation, benefits and perquisites, and other compensation. The Compensation Committee may delegate certain of its responsibilities to a subcommittee, to individuals or to others.

        Compensation for each of our Named Executive Officers (other than our Chief Executive Officer) is recommended to the Compensation Committee by our Chief Executive Officer. Compensation for our Chief Executive Officer is established by the Compensation Committee on its own.

        The Compensation Committee has designed an executive compensation program that is focused on the attainment of consistent, long-term stockholder returns through (a) aligning executives' incentives with both single-year and multi-year performance, and (b) attracting and retaining executives with capabilities to lead the Company to excel in a competitive landscape. This structure is designed to emphasize pay for performance while simultaneously mitigating risk exposure.

Executive Compensation Program Elements

        The particular elements of the compensation program for our Named Executive Officers consist of both fixed compensation and variable compensation. Consistent with our pay-for-performance philosophy, we structure our compensation program such that fixed compensation is a relatively small percentage of total compensation whereas variable compensation comprises a significant percentage of total compensation. The Compensation Committee takes risk into account when establishing the compensation program and believes that the current structure appropriately balances risk and the desire to focus executives on specific annual and long-term goals while not encouraging unnecessary or excessive risk taking.

        The following is an overview of the elements of our compensation and benefits programs for fiscal 2017:

Pay Element	Description
Base Salary	Fixed cash compensation set based on the duties and scope of responsibilities of each executive officer's position and the experience the individual brings to the position.
Annual Incentives
Cash-based annual incentives that are determined formulaically based on adjusted return on equity ("AROE") metrics, including a negative discretion feature whereby calculated awards may be reduced up to 20%.

The Turnkey Solutions Incentive Program allows for annual incentives in the form of shares of stock or, at our discretion, cash to be granted to Mr. Mehra based on the achievement of certain pre-established performance metrics.
Long-Term Incentives
The fiscal 2017 program with respect to the Named Executive Officers consisted of performance-based restricted stock units under the Six-Year Performance Program, which are earned based on the achievement of pre-established EBITDA-based metrics for each of the three years following grant, as well as an aggregate three-year metric. In addition, division executives Mr. Mehra and Mr. Chin received some time-based restricted stock units.
Benefits	Employee Stock Purchase Plan, medical, dental, and vision health insurance plans and life and long-term disability insurance.
Perquisites	For fiscal 2017, perquisites included car allowances.
Retirement	401(k) retirement plan, which includes a Company match.
Nonqualified deferred compensation plan that permits the deferral of salary and cash incentives at executive officers' election and permits a Company match.
Nonqualified defined benefit plan, of which our CEO is the only participant.

        In fiscal 2017, fixed compensation comprised approximately 14% to 57% and variable compensation comprised approximately 43% to 86% of each Named Executive Officer's total compensation. Average variable compensation for the Named Executive Officers represented 83% of total compensation.

        Fixed Compensation.    Fixed compensation is intended to compensate our Named Executive Officers for their ongoing responsibilities and consists of base salary. Base salary is set to attract and retain executive talent. Base salaries for our Named Executive Officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer's position and the experience the individual brings to the position. Salaries are reviewed periodically, typically on an annual basis.

        The Compensation Committee takes a conservative approach with respect to base salary increases. In determining whether base salary levels for fiscal year 2017 were appropriate, the Compensation Committee considered the minimum base salary amount provided for in the Named Executive Officer's employment agreement, as well as a determination of each Named Executive Officer's responsibilities, past performance and expected future contributions. In fiscal 2017, the Compensation Committee determined not to adjust any base salary levels for any of the Named Executive Officers with the exception of Mr. Mehra whose salary was increased by approximately 14% to $400,000 to compensate him for taking on significantly greater responsibility for the oversight and management of the cargo and vehicle inspection and turnkey business lines within our Security division.

        Variable Compensation.    Variable compensation provides our Named Executive Officers with the opportunity for substantial rewards for achieving successful performance and contributing toward sustainable and consistent stockholder returns, and consists principally of annual incentive awards and long-term incentive compensation.

          Annual Incentive Awards.     All corporate Named Executive Officers are eligible for an annual incentive pursuant to our annual incentive program. Annual incentives under this program are designed to focus our participating Named Executive Officers on annual operating achievement and near-term success. Annual incentives are calculated based on a formula tied to AROE metrics and provide for a threshold below which no incentive will be paid and a maximum award level.

          Depending on the level of AROE achieved, corporate executives can earn from 0% to 200% of base salary as follows:

AROE	% of Base Salary Earned
Less than 10%	0%
10%	25%
11%	50%
12%	75%
13%	100%
14%	125%
15%	150%
16%	175%
17% or more	200%

          The Compensation Committee considers AROE to be an effective annual performance measure for assessing the Company's efficient use of capital and return to stockholders. The AROE targets were designed to be challenging yet achievable with significant effort and management skill and were established in order to provide the executives sufficient incentive to create long-term stockholder value while at the same time ensuring appropriate risk management. The Compensation Committee retains negative discretion to reduce any awards under the annual incentive program up to 20% of the calculated value. For fiscal year 2017, we achieved 14% AROE; therefore, participating Named Executive Officers earned annual incentives equal to 125% of base salary. See the "Non-equity Incentive Plan Compensation" column of the Summary Compensation Table.

          Turnkey Solutions Incentive Program.     In 2015, we established an incentive program tied to the performance of our turnkey solutions business (the "Turnkey Solutions Incentive Program"). Mr. Mehra, President of the OSI Solutions Business, is the only Named Executive Officer who participates in this program. Incentives under the Turnkey Solutions Incentive Program are conditioned on the achievement of certain metrics based on the operating income and bookings of our solutions business (excluding certain operations already existing at the time of the adoption of the program). The operating income and bookings targets are believed to be challenging, but achievable with significant management effort. For fiscal year 2017, we did not achieve the bookings target. Therefore, Mr. Mehra did not earn anything under this component of the program. Mr. Mehra was paid $705,000 for exceeding the operating income target of $10 million generated by new business.

          Long-Term Incentive Program.     In order to further promote our philosophy of pay-for-performance and furthering our objective of aligning our executive compensation with our long-term financial goals and factors that create long-term stockholder value as well as incentivizing the desired individual performance of our Named Executive Officer, we have a long-term incentive program. For fiscal 2017, our long-term incentive program was comprised of the Six-year Performance Program described in more detail below.

          The grants to our corporate Named Executive Officers during fiscal 2017 were performance based in their entirety, and a significant portion of the grants made to our divisional Named Executive Officers were performance based. The Compensation Committee believes that this vesting structure provides an incentive for our Named Executive Officers to remain with the Company and also focus the Named Executive Officers on consistently achieving corporate performance and business objectives for the benefit of our stockholders.

          Our overall long-term incentive program is designed to retain our Named Executive Officers and to align the interests of our Named Executive Officers with the long-term interests of our stockholders, namely the achievement of sustainable, long-term stock price appreciation. All equity awards are made at fair market value on the date of grant (which is the date on which the Compensation Committee authorizes the grant). Under our equity incentive plan as in effect on the date of grant, fair market value is determined by the closing price of our Common Stock on such dates.

          With respect to performance based awards, the Compensation Committee has established a six-year program for long-term performance based incentive grants for our Named Executive Officers. The program provides for yearly grants of equity or equity-tied incentives. Each award is 100% performance based and vests based on the achievement of certain one-, two- and three-year performance targets as well as a three-year performance target tied to objective adjusted EBITDA per share metrics. The metrics incentivize consistent, long-term growth, and were designed to be challenging, but achievable with significant effort and management skill.

          Each fiscal year, our Named Executive Officers are awarded an initial grant, which vests if a three-year adjusted EBITDA per share target is achieved. However, if actual three-year performance falls below target, shares in the initial grant would be forfeited as follows:

Actual Performance as a Percentage of Target	Result
95% to 99.9%	10% of shares or units would be forfeited
90% to 94.9%	25% of shares or units would be forfeited
85% to 89.9%	55% of shares or units would be forfeited
Below 85%	100% of shares or units would be forfeited

          Additional shares may be earned annually for each initial grant within the three-year performance period if annual targets are exceeded as follows:

Actual Performance as a Percentage of Target	Result
105% to 110%	Vested shares or units equaling 20% of initial grant would be awarded
110% to 115%	Vested shares or units equaling 30% of initial grant would be awarded
115% to 120%	Vested shares or units equaling 40% of initial grant would be awarded
Above 120%	Vested shares or units equaling 50% of initial grant would be awarded

          Our adjusted EBITDA per share for fiscal year 2017 was 161% of the fiscal 2017 adjusted EBITDA per share target of $5.69. After consultation, the Compensation Committee and management mutually agreed to voluntary downward adjustments and determined that our executive officers would earn additional shares as follows: Mr. Chopra, 95,280 shares; Mr. Edrick, 34,691 shares; Mr. Mehra, 11,528 shares; and Mr. Sze, 29,818 shares.

          In the event of a change of control, the initial grant would vest upon the change of control; to the extent actual performance has exceeded target for a full fiscal year at the time of the change of control, performance for any annual periods remaining in association with a particular grant will be assumed to exceed target by the same percentage for the purposes of awarding additional incentive shares or units in connection with the change of control.

          The Compensation Committee determines, after consultation with our Chief Executive Officer, the number of equity awards to grant to our Named Executive Officers. The grant amounts for our Chief Executive Officer are determined solely by the Compensation Committee. The Compensation

  Committee considers individual performance, including the following quantitative and qualitative factors, as well as overall corporate performance.

Qualitative Factors	Quantitative Factors
• Quality of the management of units or functions managed by the Named Executive Officer	• Financial performance (including earnings per share and internal metrics)
• Leadership of personnel under the Named Executive Officer's management	• Financial performance metrics for business units managed by the Named Executive Officer
• Execution of strategically important projects	• Compensation surveys provided by external advisors
• Overall effectiveness of units or functions managed by the Named Executive Officer
• Contributions to the formulation of Company strategy and tactics
• Contributions to stockholder value
• Management of risk

          For fiscal year 2017 performance share calculation purposes, our Chief Executive Officer, Chief Financial Officer, General Counsel, and President of our solutions business are measured against consolidated Company performance, and division Presidents have their performance results weighted 70% based on their respective division performance and 30% based on consolidated Company performance. The Compensation Committee retains negative discretion to reduce any awards under the long-term incentive program to a lesser award or no award to any participant.

        Benefits and Perquisites.    Benefits and perquisites are designed to attract and retain key employees. Currently, our Named Executive Officers are eligible to participate in benefit plans available to all employees, including our 401(k) Plan, Employee Stock Purchase Plan, medical, dental, and vision health insurance plans and life and long-term disability insurance plans. The 401(k) Plan, Employee Stock Purchase Plan and the medical, dental and vision plans require each participant to pay a contributory amount. We have elected to pay amounts contributed to medical, dental and vision health insurance plans and life and long-term disability insurance plans on behalf of our Named Executive Officers. In addition, we maintain an executive medical reimbursement plan under which our Named Executive Officers receive reimbursement for out-of-pocket expenses not covered by their health insurance plans. Employee individual plan contributions are subject to the maximum contribution allowed by the Internal Revenue Code. We also lease automobiles for or provide an auto allowance to certain of our Named Executive Officers.

        We maintain a Nonqualified Deferred Compensation Plan (the "Deferred Compensation Plan") that is unfunded for federal tax purposes and allows our Named Executive Officers and a select group of other managers or highly compensated employees (as designated by the Compensation Committee) to defer a specified percentage of certain compensation, including salary, bonuses and commissions. Distributions may be made in a lump sum (or in installments if elected in accordance with the terms of the Deferred Compensation Plan) upon termination of employment, disability, a specified withdrawal date or death. Additional information about this plan is summarized below under the heading "Nonqualified Deferred Compensation."

        We also maintain a Nonqualified Defined Benefit Plan (the "Defined Benefit Plan") that is unfunded for federal tax purposes and that constitutes an unsecured promise by the Company to make payments to participants in the future following their retirement, termination in connection with a change in control of the Company, or their death or disability. Under the terms of the Defined Benefit Plan, a committee designated by the Board may select participants from among our Named Executive Officers and a select group of managers or other highly compensated employees. Currently, Mr. Chopra is the only participant in this plan. Additional information about this plan is summarized below under the heading "Pension Benefits."

        Total Compensation Mix.    While the Compensation Committee does not apply a predetermined or mathematical weighting to determine the fixed and variable elements of compensation, the Compensation Committee believes that the elements described above provide a well-proportioned mix of equity based, at risk or performance based compensation, and retention based compensation that produces short-term and long-term incentives and rewards. We believe this compensation mix provides our Named Executive Officers a measure of security as to the minimum levels of compensation that they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of corporate performance, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and the equity based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. We believe that this compensation mix results in a pay-for-performance orientation that is aligned with our compensation philosophy, which takes into account individual, group and Company performance.

Bases for Our Compensation Policies and Decisions

        In determining compensation awarded to our Named Executive Officers for fiscal 2017, the Compensation Committee performed a review of both overall and relative individual Named Executive Officer and corporate performance based on the qualitative and quantitative factors described in the table below. The factors considered did not have any predetermined or mathematical weighting; rather, the Compensation Committee considered the overall performance of each executive, considering the factors, and including consideration of unplanned events and issues emerging during the fiscal year. Each factor was evaluated and taken into consideration in the Compensation Committee's overall determination of each Named Executive Officer's total compensation package, including both the amount of compensation as well as allocation of such compensation between short-term and long-term components.

Qualitative Factors	Quantitative Factors
• Furtherance of long-term goals	• Compensation paid in prior years
• Individual performance and experience	• Financial performance of Company/division/business unit
• Demonstration of leadership skills and ability	• Peer group compensation and performance data
• Achievement of strategic targets	• Compensation surveys provided by external advisors
• Management of unplanned events and issues emerging during the fiscal year

        The Compensation Committee's review included evaluating the compensation of the Named Executive Officers in light of information regarding the compensation practices and corporate financial performance of other companies. In making its determinations, the Compensation Committee reviewed information summarizing the compensation paid at peer group companies and more broad-based compensation surveys. The companies in the fiscal 2017 peer group were developed based on similarity in size and operations within the industries in which we operate as follows:

• AAR Corp.	• Calix, Inc.	• Daktronics, Inc.	• Harmonic Inc.	• Masimo Corporation	• NuVasive, Inc.
• ADTRAN, Inc.	• COGNEX CORPORATION	• DigitalGlobe, Inc.	• Integer Holdings Corporation	• MTS Systems Corporation.	• Palo Alto Networks, Inc.
• Analogic Corporation	• Coherent, Inc.	• Esterline Technologies Corporation	• Invacare Corporation	• National Instruments Corporation	• VeriFone Systems, Inc.
• Astronics Corporation	• Cubic Corporation	• FLIR Systems, Inc.	• Itron, Inc.	• Novanta Inc.	• Viavi Solutions Inc.

        In connection with executive compensation decisions for fiscal 2017, the Compensation Committee engaged independent compensation consultant firm, Pearl Meyer. The Compensation Committee also considered broad-based surveys that reflected compensation levels and practices for executives holding comparable positions at the companies covered by the surveys and adjustments based on the cost of living in certain geographic areas. The review of the surveys further assisted the Compensation Committee in determining the appropriate level and mix of compensation for each Named Executive Officer. In connection with its review, the Compensation Committee also considered that certain Named Executive Officers were located in the high cost of living area in the geographic location of our Company headquarters.

        While the Compensation Committee did not engage in formal benchmarking with pre-established targets, the Compensation Committee reviewed our actual performance taken as a whole as well as our performance relative to our peer group and established compensation levels at the competitive level that it believed most appropriately corresponded to our comparative performance.

        For fiscal 2017, the Compensation Committee determined that it was appropriate to maintain salary levels constant for all Named Executive Officers with the exception of Mr. Mehra whose salary was increased as discussed above. The Compensation Committee believes that the fixed component of compensation is designed to compensate each Named Executive Officer based on the duties and scope of responsibilities of his position and the experience he brings to the position. Consistent with the Company's pay-for-performance philosophy, the variable component of compensation, in the form of annual incentives and performance-based equity grants comprised a significant portion of total compensation.

        The Compensation Committee's compensation decisions are designed to encourage performance that enhances long-term stockholder value. The Compensation Committee believes that attracting and retaining executive talent capable of achieving our long-term, strategic objectives is the best way to align executive compensation decisions with the interests of stockholders. The Compensation Committee also believes that meeting financial targets as well as near-term strategic goals demonstrates whether an executive is on track to accomplish longer-term objectives.

Minimum Equity Ownership and Retention Guidelines

        We believe that our executive officers should hold a significant amount of Company equity to link their long-term economic interests directly to those of our stockholders. Accordingly, we have established requirements that executive officers own at minimum equity of the Company valued at five times their respective annual base salaries. We believe that this multiple constitutes significant amounts for our executive officers and provides a substantial link between the interests of our executive officers and those of our stockholders. During such time that an executive officer has not attained the share ownership guideline, he is required to retain at least 50% of the shares acquired upon exercise of options or vesting of restricted stock awards or units, net of amounts required to pay taxes and exercise price. We periodically review our minimum equity ownership guidelines. As of June 30, 2017, each of our Named Executive Officers met or exceeded our minimum equity ownership guidelines.

Clawback Policy

        We have adopted a clawback policy. The policy provides that if an accounting restatement is required due to our material non-compliance with any accounting requirements, then we will seek to recover any excess in the cash and equity incentive compensation earned by all of our executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements. Each Named Executive Officer's employment agreement also contains a clawback provision.

Policy Prohibiting the Hedging or Pledging of Company Stock

        We have adopted a policy that prohibits our executive officers and directors from entering into any transaction that is designed to hedge or offset any decrease in the market value of our Common Stock or other equity securities. We have also adopted a policy that prohibits our executive officers and directors from holding Company stock or other equity securities in margin accounts or pledging Company stock or other equity securities as collateral for a loan. As of the date of this Proxy Statement, no shares of Company stock are pledged by any Named Executive Officer or director.

Employment Agreements

        We have entered into employment agreements with Messrs. Chopra, Edrick, Mehra, and Sze and an offer letter with Mr. Chin. The terms of each of such agreements or arrangements are summarized below under the heading "Employment Agreements." These types of arrangements are used to retain executives and formalize the terms of the executives' employment.

Impact of Accounting and Tax on the Form of Compensation

        The Compensation Committee considers applicable tax laws, securities laws and accounting regulations in structuring and modifying its compensation arrangements and employee benefit plans. The Compensation Committee has considered the impact of generally accepted accounting principles on our use of equity based awards. The Compensation Committee also considers the limits on deductibility of compensation imposed by Section 162(m) of the Internal Revenue Code with respect to annual compensation exceeding $1.0 million and Section 280G of the Internal Revenue Code with respect to change in control payments exceeding specified limits.

Summary Compensation Table

        The following table sets forth the compensation for our principal executive officer, principal financial officer, and our three highest paid executive officers serving as executive officers on June 30, 2017 (the "Named Executive Officers") for the fiscal years ended June 30, 2017, 2016 and 2015:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)($)	All Other Compensation (4)(5)(6)($)	Total ($)
Deepak Chopra	2017	1,000,000	—	4,316,792	—	1,250,000	302,189	209,498	7,078,479
Chairman, President and	2016	1,000,000	—	4,264,200	—	500,000	897,351	227,148	6,888,699
Chief Executive Officer	2015	1,000,000	700,000	3,970,800	—	1,630,467	982,853	193,801	8,477,921
Alan Edrick	2017	402,000	—	1,870,610	—	502,500	—	57,805	2,832,915
Executive Vice President and	2016	402,000	—	1,847,820	—	201,000	—	57,812	2,508,632
Chief Financial Officer	2015	402,000	300,000	1,853,040	—	430,690	—	61,725	3,047,455
Ajay Mehra	2017	400,000	245,000	1,433,149	—	705,000	—	75,569	2,858,718
Executive Vice President of the	2016	352,000	—	554,346	—	176,000	—	82,460	1,164,806
Company and President	2015	352,000	125,000	1,522,140	—	676,797	—	80,590	2,756,527
of OSI Solutions Business
Victor S. Sze	2017	350,000	—	1,618,842	—	437,500	—	73,898	2,480,240
Executive Vice President,	2016	350,000	—	1,599,075	—	175,000	—	69,834	2,193,909
General Counsel and Secretary	2015	350,000	285,000	1,389,780	—	338,399	—	75,606	2,438,785
Pak Chin	2017	335,000	—	249,495	—	—	—	53,863	638,358
President of Security Division	2016	335,000	120,000	497,490	—	—	—	48,761	1,001,251

(1)
Represents the aggregate grant date fair value computed in accordance with generally accepted accounting principles of awards granted during the applicable fiscal year. Stock Awards column includes performance-based awards granted at target values. For additional information on the maximum amounts that could be earned if all metrics are achieved at the highest levels, see the Grants of Plan-Based

  Awards Table below. See Note 8 to the Consolidated Financial Statements included in our Form 10-K for the fiscal year ended June 30, 2017 for a discussion of the assumptions used in valuation of stock options and stock awards.

(2)
2016 and 2017 figures represent amounts earned under the annual incentive program or the Turnkey Solutions Incentive Program, as applicable. 2015 figures represent amounts earned under the Mexico SAT Incentive Program, which was terminated effective at the end of fiscal year 2015.

(3)
We initially adopted the Defined Benefit Plan, as amended, during fiscal year 2008. Mr. Chopra is currently the only participant in the Defined Benefit Plan. The amounts included in this column represent the aggregate change in the present value of the accumulated benefit from June 30, 2016 to June 30, 2017 based on actuarial assumptions and therefore do not reflect the Company's liability as of June 30, 2017 under the plan or the plan's effect on the Company's earnings in the stated period.

(4)
Individual breakdowns of amounts set forth in "All Other Compensation" with respect to the fiscal year ended June 30, 2017 are as follows:

Name	Matching 401(k) and Nonqualified Deferred Compensation Contributions(*)($)	Car Benefit($)	Health Insurance and Medical Reimbursement Payments($)	Life and L-T Disability Insurance Payments($)	Total All Other Compensation($)
Deepak Chopra	5,200	3,300	5,761	195,237	209,498
Alan Edrick	46,405	2,850	4,421	4,129	57,805
Ajay Mehra	45,019	6,675	12,518	11,357	75,569
Victor S. Sze	41,075	12,000	10,648	10,175	73,898
Pak Chin	39,794	—	12,860	1,209	53,863

(*)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents.
(5)
Individual breakdowns of amounts set forth in "All Other Compensation" with respect to the fiscal year ended June 30, 2016 are as follows:

Name	Matching 401(k) and Nonqualified Deferred Compensation Contributions(*)($)	Car Benefit($)	Health Insurance and Medical Reimbursement Payments($)	Life and L-T Disability Insurance Payments($)	Total All Other Compensation($)
Deepak Chopra	5,111	3,300	11,889	206,848	227,148
Alan Edrick	44,713	2,850	6,250	3,999	57,812
Ajay Mehra	39,912	6,675	24,646	11,227	82,460
Victor S. Sze	39,599	12,000	12,031	6,204	69,834
Pak Chin	39,727	—	7,615	1,419	48,761

(*)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents.
(6)
Individual breakdowns of amounts set forth in "All Other Compensation" with respect to the fiscal year ended June 30, 2015 are as follows:

Name	Matching 401(k) and Nonqualified Deferred Compensation Contributions(*)($)	Car Benefit($)	Health Insurance and Medical Reimbursement Payments($)	Life and L-T Disability Insurance Payments($)	Total All Other Compensation($)
Deepak Chopra	5,673	2,667	9,717	175,744	193,801
Alan Edrick	46,396	2,850	7,536	4,943	61,725
Ajay Mehra	41,082	6,675	19,334	13,499	80,590
Victor S. Sze	41,070	12,000	11,547	10,989	75,606

(*)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents.

Grants of Plan-Based Awards Table

        The following table sets forth the plan-based awards made during the fiscal year ended June 30, 2017 to each of our Named Executive Officers(8):

		Estimated Future Payouts under Non-equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units(#)
										Grant Date Fair Value of Options and Awards (5)($)
Name Position	Grant Date	Threshold ($)(6)	Target ($)	Maximum ($)	Threshold (#)(1)	Target (#)(2)	Maximum (#)(3)
Deepak Chopra	8/1/2016	—	—	—	—	71,070	177,675	—		4,316,792
Chairman, President and	—	—	$1,000,000	$2,000,000	—	—	—	—		—
Chief Executive Officer								—
Alan Edrick	8/1/2016	—	—	—	—	30,797	76,992	—		1,870,610
Executive Vice President and	—	—	$402,000	$804,000	—	—	—	—		—
Chief Financial Officer
Ajay Mehra	8/1/2016	—	—	—	—	9,239	23,097	—		561,177
Executive Vice President of the	—	—	$705,000	—	—	—	—	—		—
Company and President of	8/18/2016	—	—	—	—	—	—	12,825	(7)	871,972
OSI Solutions Business
Victor S. Sze	8/1/2016	—	—	—	—	26,652	66,630	—		1,618,842
Executive Vice President,	—	—	$350,000	$700,000	—	—	—	—		—
General Counsel and Secretary
Pak Chin	8/1/2016	—	—	—	—	3,334	8,335	—		202,507
President, Security Division	9/8/2016							703	(7)	46,988

(1)
No amounts are shown in this column as our long-term performance program provides for the forfeiture of all shares under certain circumstances of significant underperformance, as more fully explained above in the section entitled "Long-Term Incentive Program."

(2)
Represents the baseline awards granted to the executives as more fully explained above in the section entitled "Long-Term Incentive Program."

(3)
Represents the maximum that each executive could receive if all performance metrics are achieved at the highest levels as more fully explained above in the section entitled "Long-Term Incentive Program."

(4)
Performance-based awards vest upon the attainment of certain one-, two- and three-year performance targets.

(5)
The grant date fair value of the restricted stock units was computed in accordance with generally accepted accounting principles and represents the total projected expense to the Company of grants made during the past fiscal year.

(6)
No amounts are shown in this column as our annual incentive program provides for no award under certain circumstances.

(7)
This RSU award vests over a period of three years from the date of grant.

(8)
We have eliminated from this table the columns titled "All Other Option Awards: Number of Securities Underlying Options", and "Exercise or Base Price of Option Awards" because no amounts would have been included in such columns.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the outstanding equity awards for each Named Executive Officer as of June 30, 2017(1):

									Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
	Option Awards					Stock Awards		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (2)(#)	Option Exercise Price (3)($)	Option Expiration Date(2)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (4)($)
Deepak Chopra	60,000	(6)	—	20.02	9/16/2017	—	—	—	—
Chairman, President and	60,000		—	33.62	9/8/2021	—	—	—	—
Chief Executive Officer	—		—	—	—	—	—	232,140	17,445,321
Alan Edrick	13,000	(6)	—	20.02	9/16/2017	—	—	—	—
Executive Vice President	14,000		—	23.18	2/7/2018	—	—	—	—
and Chief Financial	10,000		—	20.92	7/27/2018	—	—	—	—
Officer	40,000		—	12.52	1/11/2019	—	—	—	—
	85,000		—	16.37	8/31/2019	—	—	—	—
	40,000		—	27.12	8/10/2020	—	—	—	—
	60,000		—	33.62	9/8/2021	—	—	—	—
	—		—	—	—	—	—	100,594	7,559,639
Ajay Mehra	15,000		—	16.37	8/31/2019	—	—	—	—
Executive Vice President
of the Company and
President of OSI Solutions	60,000		—	33.62	9/8/2021	—	—	—	—
Business	—		—	—	—	12,825	963,799	30,178	2,267,877
Victor S. Sze	5,000		—	20.92	7/27/2018	—	—	—	—
Executive Vice President,	30,000		—	12.52	1/11/2019	—	—	—	—
General Counsel and	55,000		—	16.37	8/31/2019	—	—	—	—
Secretary	27,000		—	27.12	8/10/2020	—	—	—	—
	40,000		—	33.62	9/8/2021	—	—	—	—
	—		—	—	—	—	—	84,804	6,373,021
Pak Chin	—		—	—	—	703	52,830	—	—
President, Security
Division

(1)
We have eliminated from this table the column titled "Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options" because no amounts would have been included in such column.

(2)
Stock options vest over a period of three years from the date of grant and expire 10 years from the date of grant.

(3)
The exercise price for stock options is determined using the closing price of our Common Stock on the date of grant.

(4)
The market value of RSU awards that have not yet vested is based on the number of unvested shares of stock on June 30, 2017, multiplied by the closing price of our Common Stock on June 30, 2017 ($75.15 per share).

(5)
Performance based awards vest upon the attainment of certain one-, two- and three-year performance targets.

(6)
These options were exercised on September 13, 2017.

Option Exercises and Stock Vested Table

        The following table sets forth information regarding the exercise of options by and the vesting of restricted stock held by each of our Named Executive Officers during fiscal year ended June 30, 2017:

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)($)	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting(3)($)
Deepak Chopra	—	—	132,000	8,741,040
Chairman, President and Chief Executive Officer
Alan Edrick	35,000	1,859,300	63,466	4,202,719
Executive Vice President and Chief Financial Officer
Ajay Mehra	50,000	2,996,120	18,439	1,221,031
Executive Vice President of the Company and President of OSI Solutions Business
Victor S. Sze	34,000	1,854,886	47,196	3,125,319
Executive Vice President, General Counsel and Secretary
Pak Chin	—	—	—	—
President, Security Division

(1)
Represents the difference between the fair market price of our Common Stock on the date of exercise and the exercise price, multiplied by the number of shares covered by the options.

(2)
Includes shares acquired from the vesting of time-based restricted stock awards and vesting of performance-based restricted stock awards based upon performance in fiscal years 2014, 2015 and 2016.

(3)
Represents the number of restricted stock awards that vested multiplied by the fair market price of our Common Stock on the date of vesting.

Pension Benefits

        We maintain the Defined Benefit Plan. The Defined Benefit Plan constitutes an unsecured promise by the Company to make payments to participants upon vesting. Mr. Chopra is currently the only participant in the Defined Benefit Plan.

        Under the terms of his participation, Mr. Chopra will be entitled to a total benefit of $10 million payable over a 10-year period commencing January 1, 2019 in quarterly installments of $250,000. Mr. Chopra is fully vested in all benefits under the Defined Benefit Plan. In the event of Mr. Chopra's death or disability, he or his dependents shall be entitled to $10 million payable over 10 years commencing within 60 days following his death or disability, as applicable. In the event of Mr. Chopra's Separation from Service (as defined in the Defined Benefit Plan) within 24 months following a Change in Control (as defined in the Defined Benefit Plan), Mr. Chopra shall be entitled to (i) the net present value of $6 million of his retirement benefit payable in a single lump sum within 90 days following his Separation from Service and (ii) the net present value of $4 million of his retirement benefit payable in the form of a single lump sum 90 days following the first anniversary of his Separation from Service, each subject to Section 409A of the Internal Revenue Code. In the event a Change in Control occurs after his Separation from Service during the payout of Mr. Chopra's benefits, the present value of all remaining payments shall be paid in the form of a single lump sum within 90 days following the Change in Control.

        The following table sets forth information regarding the Defined Benefit Plan for the participating Named Executive Officer during fiscal year ended June 30, 2017(1). For a discussion of the valuation method and all material assumptions applied in quantifying the present value of the current accrued benefit, please see Note 13 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2017.

Name and Principal Position	Number of Years of Credited Service(#)	Present Value of Accumulated Benefit($)	Payments During Last Fiscal Year($)
Deepak Chopra	10	8,050,625	—
Chairman, President and Chief Executive Officer

(1)
We have eliminated from this table the column titled "Plan Name" because only the Defined Benefit Plan is covered by this table.

Nonqualified Deferred Compensation

        We adopted the Deferred Compensation Plan in May 2008, as amended and restated in April 2014. Under the Deferred Compensation Plan, a select group of our management or highly compensated employees (as designated by the Compensation Committee), including our Named Executive Officers, may defer a specified percentage of their salary, bonuses and commissions and thereby defer taxation of these deferred amounts until actual payment of the deferred amounts in future years. The Named Executive Officers may elect to defer up to 80% of their base salary and up to 100% of other types of eligible compensation. The Deferred Compensation Plan also allows us to make discretionary contributions and matching contributions on behalf of eligible participants.

        Participating Named Executive Officers receive market-based returns on their deferred compensation amounts based on the performance of a variety of mutual fund-type investment vehicles chosen by them and which are similar to the investment vehicles made available to all employees participating in the Deferred Compensation Plan. Participants may at any time change their investment allocations among the investment vehicles made available under the Deferred Compensation Plan. The rates of return for the various investment vehicles for deferred amounts in the Deferred Compensation Plan in fiscal 2017 ranged from –1.01% to 27.19%.

        Distributions to participants may be made in a lump sum (or in installments if elected in accordance with the terms of the Deferred Compensation Plan) upon termination of employment, disability, a specified withdrawal date or death.

        The following table sets forth information regarding contributions into the Deferred Compensation Plan made by or for each of the participating Named Executive Officers during the fiscal year ended June 30, 2017:

Name and Principal Position	Executive Contributions($)	Company Contributions(1)($)		Aggregate Earnings (1)(2)($)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance($)
Alan Edrick	201,001	40,200	(3)	252,631	—	1,828,199
Executive Vice President and Chief Financial Officer
Ajay Mehra	38,338	38,338	(3)	213,873	—	1,392,202
Executive Vice President of the Company and President of OSI Solutions Business
Victor S. Sze	35,000	35,000	(3)	189,013	—	1,230,641
Executive Vice President, General Counsel and
Secretary
Pak Chin	33,500	33,500	(3)	20,586	—	161,484
President, Security Division

(1)
The amounts reported in the Company Contributions column are reported as compensation in the Summary Compensation Table above. The amounts reported in the Aggregate Earnings column are not reported as compensation in the Summary Compensation Table above.

(2)
Represents earnings during the fiscal year ended June 30, 2017.

(3)
Represents matching contribution. No discretionary contributions were made.

Employment Agreements

        We have entered into employment agreements with Messrs. Chopra, Edrick, Mehra, and Sze and an offer letter with Mr. Chin.

  Deepak Chopra's Employment Agreement

        In April 2012, we entered into our current employment agreement with Mr. Chopra, which was effective as of January 1, 2012. Mr. Chopra's employment agreement was amended, effective as of July 1, 2015. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a three-year term that automatically renews on each anniversary of the effective date of the agreement for a new three year term. The employment agreement terminates on January 1 following the year in which Mr. Chopra turns 68 (the "Chopra Scheduled Retirement Date"). The agreement provides for an initial annual base salary of $1,000,000. Mr. Chopra is also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. Mr. Chopra is also entitled to receive the benefit award specified for him under the Defined Benefit Plan. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude Mr. Chopra during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, Mr. Chopra's last date of employment with us. The agreement also contains a clawback provision whereby Mr. Chopra's incentive or performance based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.

        Under the terms of the agreement, we may terminate Mr. Chopra's employment at any time for "cause" (as defined in the agreement), or for the following additional reasons: (i) in the event of Mr. Chopra's death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 12 months written notice, each as further detailed in the agreement. Mr. Chopra may also terminate his employment agreement at any time upon 12 months written notice to the Company or upon three months' notice if such termination is for "good reason" (as defined in the agreement).

        In the event of the termination of Mr. Chopra's employment by us without cause, our non-renewal of Mr. Chopra's employment agreement, or termination of such employment by Mr. Chopra for good reason, Mr. Chopra shall be entitled to a single lump-sum payment equal to three times the average of Mr. Chopra's highest two years out of the prior five years of total annual compensation, including: (i) base salary; (ii) bonuses and incentive compensation excluding "special bonus programs" (as defined in the agreement); (iii) the fair value of any stock, options or other equity grants whether vested or not and (iv) the annualized value of all benefits and perquisites. Mr. Chopra would also receive the acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of Mr. Chopra's last date of employment and any special bonus programs) from us to Mr. Chopra and an extension of time to exercise such stock options such that Mr. Chopra's right to exercise such stock options shall continue until the first anniversary of the last day of his employment, but in no event later than the expiration date of the options.

        In the event of the termination of Mr. Chopra's employment by us without cause or by Mr. Chopra for good reason, within 90 days prior to or 12 months after a "change in control" (as defined in the agreement), then Mr. Chopra shall be entitled to the same lump sum payment described in the previous paragraph, which shall be subject to mitigation as provided in applicable Treasury Regulations. Mr. Chopra may, at his option, and in lieu of receiving the forgoing, elect to receive a lump sum payment in an amount equal to the product of 2.99 multiplied by Mr. Chopra's "base amount" (as defined in Internal Revenue Code Section 280G(b)(3)); provided that the amount of this alternative payment shall be reduced by the value of acceleration of any equity, stock options, incentive compensation or deferred compensation accelerated by reason of termination to the extent required to be included in the "base amount" pursuant to Internal Revenue Code Section 280G.

        In the event of Mr. Chopra's continued employment until the Chopra Scheduled Retirement Date (including if Mr. Chopra becomes disabled or continues performing services for the Company in a different capacity prior to the Scheduled Retirement Date and such disability or other form of services continues through the Scheduled Retirement Date), he shall be entitled to the greater of (i) $12,500,000 or (ii) a lump sum stay bonus equal to two times the average of his highest two years out of the prior five years of total annual compensation, including (a) base salary, (b) bonuses and incentive compensation (excluding any special bonus programs), (c) the fair value of any stock, options or other equity grants whether vested or not, and (d) the annualized value of all benefits and perquisites, payable in a single lump sum cash payment within 45 days of the Chopra Scheduled Retirement Date.

  Alan Edrick's and Victor Sze's Employment Agreements

        For purposes of this section, Messrs. Edrick and Sze are each individually referred to as the "Executive." In April 2012, we entered into its current employment agreement with each Executive, which were effective as of January 1, 2012. Each Executive's employment agreement was amended, effective as of July 1, 2015. The terms of such agreements are substantially identical. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a one year term that shall automatically be extended for successive one year periods, unless either party delivers notice of non-renewal to the other party at least 30 days prior to the end of the initial term or any renewal period then in effect. The employment agreement terminates on January 1 following the year in which the Executive turns 68. The agreements provide for an initial annual base salary of $402,000 for Mr. Edrick and $350,000 for Mr. Sze. The Executive is also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude the Executive during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, the Executive's last date of employment with us. Each Executive's agreement also contains a clawback provision whereby the Executive's incentive or performance based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.

        Under the terms of the agreement, we may terminate the Executive's employment at any time for "cause" (as defined in the agreement), or for the following additional reasons: (i) in the event of the Executive's death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 30 days written notice, each as further detailed in the agreement. The Executive may also terminate his employment agreement for "good reason" (as defined in the agreement) or at any time on 30 days written notice.

        In the event of the termination of the Executive's employment by us without cause, our non-renewal of the Executive's employment agreement or the termination of such employment by the Executive for good reason, the Executive shall be entitled to: (i) an amount equal to 24 months' salary at the Executive's then-current base salary plus an amount equal to two times the average of the highest three annual bonuses (excluding any special bonus programs) paid by us to the Executive in the five years preceding such termination; (ii) continuation of the Executive's car usage or allowance payments for a period of six months after separation from service; (iii) an allowance of $6,000 for outplacement services; and (iv) acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of the Executive's last date of employment and any special bonus programs) from us to Executive as follows: (a) grants vesting over time shall be fully vested on separation from service, (b) grants vesting based on performance shall be accelerated and fully vested on separation from service without regard to whether the performance targets are met for such performance period, and (c) the time to exercise nonqualified stock options shall be extended such that Executive's right to exercise such stock options shall continue until the first anniversary of the Executive's last date of employment, but in no event later than the expiration date of the options.

        In the event of the termination of the Executive's employment by us without cause or by the Executive for good reason, within 90 days prior to or 12 months after a "change in control" (as defined in the agreement), then the Executive shall be entitled to (i) the severance payment described in the applicable paragraph above and (ii) equity, stock options and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of the Executive's last date of employment and any special bonus programs) granted by us to Executive, whether time vested or performance vested, shall, to the extent unvested, immediately vest, and such stock options shall remain exercisable by Executive for no less than 12 months after the date of such separation from service. Under such circumstances, the Executive may, at his option, and in lieu of receiving the forgoing amounts, elect to receive a lump sum payment in an amount equal to the product of 2.99 multiplied by the Executive's "base amount" (as defined in Internal Revenue Code Section 280G(b)(3) excluding payments under any special bonus programs); provided that the amount of this alternative payment shall be reduced by the value of acceleration of any equity, stock options, incentive compensation or deferred compensation accelerated by reason of termination to the extent required to be included in the "base amount" pursuant to Internal Revenue Code Section 280G.

  Ajay Mehra's Employment Agreement

        In April 2012, we entered into our current employment agreement with Mr. Mehra, which was effective as of January 1, 2012. Mr. Mehra's employment agreement was amended, effective as of May 1, 2015. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a one year term that shall automatically be extended for successive one year periods, unless either party delivers notice of non-renewal to the other party at least 30 days prior to the end of the initial term or any renewal period then in effect. The employment agreement terminates on January 1 following the year in which Mr. Mehra turns 68. The agreement provides for an initial annual base salary of $352,000, which shall increase to $402,000 per year upon achievement of certain pre-established operating income metrics for the OSI Solutions Business. Mr. Mehra is also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude Mr. Mehra during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, Mr. Mehra's last date of employment with us. Mr. Mehra's agreement also contains a clawback provision whereby Mr. Mehra's incentive or performance based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.

        Under the terms of the agreement, we may terminate Mr. Mehra's employment at any time for "cause" (as defined in the agreement), or for the following additional reasons: (i) in the event of Mr. Mehra's death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 30 days written notice, each as further detailed in the agreement. Mr. Mehra may also terminate his employment agreement for "good reason" (as defined in the agreement) or at any time on 30 days written notice.

        In the event of the termination of Mr. Mehra's employment by us without cause, the Company's non-renewal of Mr. Mehra's employment agreement or the termination of such employment by Mr. Mehra for good reason, he shall be entitled to: (i) an amount equal to two times his total cash compensation (defined as base salary and annual discretionary bonus earned during the 12 calendar months immediately preceding termination plus the cash equivalent of any awards under the Turnkey Solutions Incentive Program earned during the six calendar months immediately preceding a termination occurring in 2017, annualized, or during the 12 calendar months immediately preceding a termination occurring in 2018 or thereafter), (ii) continuation of Mr. Mehra's car usage or allowance payments for a period of six months after separation from service; (iii) an allowance of $6,000 for outplacement services; and (iv) acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of Mr. Mehra's last date of employment and any special bonus programs) from us to Mr. Mehra as follows: (a) grants vesting over time shall be fully vested on separation from service, (b) grants vesting based on performance shall be accelerated and fully vested on separation from service without regard to whether the performance targets are met for such performance period, and (c) the time to exercise nonqualified stock options shall be extended such that Mr. Mehra's right to exercise such stock options shall continue until the first anniversary of his last date of employment, but in no event later than the expiration date of the options.

        In the event of the termination of Mr. Mehra's employment by us without cause or by Mr. Mehra for good reason, within 90 days prior to or 12 months after a "change in control" (as defined in the agreement), then Mr. Mehra shall be entitled to (i) the severance payment described in the applicable paragraph above and (ii) equity, stock options and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of Mr. Mehra's last date of employment and any special bonus programs) granted by us to Mr. Mehra, whether time vested or performance vested, shall, to the extent unvested, immediately vest, and such stock options shall remain exercisable by Mr. Mehra for no less than 12 months after the date of such separation from service (the "Change in Control Payment"). Under such circumstances (i) if the change in control occurs on or before December 31, 2016, Mr. Mehra may, at his option, and in lieu of receiving the forgoing amounts, elect to receive a lump sum payment in an amount equal to the product of 2.99 multiplied by Mr. Mehra's "base amount" (as defined in Internal Revenue Code Section 280G(b)(3) excluding payments under any special bonus programs); provided that the amount of this alternative payment shall be reduced by the value of acceleration of any equity, stock options, incentive compensation or deferred compensation accelerated by reason of termination to the extent required to be included in the "base amount" pursuant to Internal Revenue Code Section 280G (the "Alternative Payment"); and (ii) if the change in control occurs after December 31, 2016, Mr. Mehra shall receive the lesser of the Change in Control Payment or the Alternative Payment.

  Pak Chin's Offer Letter

        In April 2015, we entered into an offer letter with Pak Chin. The letter provided for an initial annual base salary of $335,000. Mr. Chin was also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us.

        In the event of the termination of Mr. Chin's employment other than for "cause" (as defined in the offer letter) or Mr. Chin's voluntary resignation, Mr. Chin was entitled to: (i) an amount equal to one year of base salary, (ii) an amount equal to 50% of Mr. Chin's prior year bonus award, and (iii) acceleration of vesting of Mr. Chin's initial performance-based restricted stock unit award on a pro rata basis based on the number of months worked to the extent that our Security division has met its financial targets for the preceding year.

Potential Payment upon Termination of Employment or Change in Control

        The following tables reflect the breakdown of potential payments and benefits upon termination or a change in control required under the Named Executive Officers' current employment agreements. The tables therefore assume that the terms of the employment agreement to which each Named Executive Officer is currently subject had been in effect on June 30, 2017, and that employment terminated on such date. The tables also assume that the price of our Common Stock, on which certain calculations in the following tables are made, was the closing price of our Common Stock on June 30, 2017, the last business day of the fiscal year ($75.15).

        Please also note that regardless of the manner in which a Named Executive Officer's employment terminates, the officer is entitled to receive amounts earned during the term of employment. These amounts, which are not included in the following tables, include: (i) regular salary accrued as of the final date of employment; (ii) bonuses accrued as of the final date of employment; (iii) vacation and paid time off accrued as of the final date of employment; (iv) business expense reimbursements not yet paid as of the final date of employment; and (v) amounts contributed under our qualified and nonqualified deferred compensation plans.

        All disclosed amounts in the following tables are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which amounts would only be known at the time that they become eligible for such payments.

        Subject to the foregoing, the following table reflects the breakdown of potential payments and benefits upon termination or a change in control required under Mr. Chopra's current employment agreement.

Name and Principal Position	Reason for Termination	Salary($)	Bonus($)	Equity Grants($)	Accelerated Vesting of Stock Awards($)	All Other Compensation($)	Total($)
Deepak Chopra(1)	Good Reason or	3,000,000	3,859,500	12,871,488	14,358,911	695,361	34,785,260
Chairman, President and Chief Executive Officer	Without Cause
	Good Reason or Without Cause in Connection with a Change in Control(2)	3,000,000	3,859,500	12,871,488	21,954,321	695,361	42,380,670

(1)
In addition to the amounts indicated in this table, Mr. Chopra would also become entitled, beginning at age 68, to certain payments under the Defined Benefit Plan. Additional information about this plan is summarized above under the heading "Pension Benefits."

(2)
Under the terms of his employment agreement, in lieu of the total compensation to which Mr. Chopra would be entitled in the event that he terminates his employment for good reason or the Company terminates his employment without cause following a change in control, Mr. Chopra may instead elect to receive an alternate payment amount based on a calculation method described in his employment agreement.

        Also subject to the foregoing, the following table reflects the breakdown of potential payments and benefits upon termination or a change in control required under the respective current employment agreements of Messrs. Edrick, Mehra, Sze and Chin.

Name and Principal Position	Reason for Termination	Salary($)	Bonus($)	Accelerated Vesting of Stock Awards($)	Car Allowance	Outplacement Services	Total($)
Alan Edrick	Good Reason or Without Cause	804,000	761,667	6,372,495	6,000	6,000	7,950,162
Executive Vice President and Chief Financial Officer	Good Reason or Without Cause in Connection with a Change in Control(1)	804,000	761,667	9,663,839	6,000	6,000	11,241,506
Ajay Mehra	Good Reason or Without Cause	800,000	967,333	2,762,815	6,000	6,000	4,542,148
Executive Vice President of the Company and President of OSI Solutions Business	Good Reason or Without Cause in Connection with a Change in Control(1)	800,000	967,333	3,750,210	6,000	6,000	5,529,543
Victor S. Sze	Good Reason or Without Cause	700,000	711,667	5,271,923	6,000	6,000	6,695,590
Executive Vice President, General Counsel and Secretary	Good Reason or Without Cause in Connection with a Change in Control(1)	700,000	711,667	8,120,258	6,000	6,000	9,543,925
Pak Chin	Without Cause	335,000	—	—	—	—	335,000
President of Security Division

(1)
Under the terms of their employment agreements, in lieu of the total compensation to which the Named Executive Officer would be entitled in the event that he terminates his employment for good reason or the Company terminates his employment without cause following a change in control, the Named Executive Officer may instead elect to receive an alternate payment amount based on a calculation method described in his employment agreement.

Director Compensation

        Messrs. Chopra and Mehra receive no compensation for their service as directors of the Company.

        During the fiscal year ended June 30, 2017, each non-employee director that served as a director for the full fiscal year received $65,000 for his year of service, 2,600 RSUs, and $3,000 for each Board of Directors meeting attended (not including telephonic meetings). For the fiscal year ending June 30, 2018, each non-employee director that serves as a director for the full fiscal year will receive $60,000 and an RSU grant that will be valued at $150,000, and the lead independent director will receive an additional retainer of $20,000 and an additional RSU grant valued at $30,000.

        During the fiscal year ended June 30, 2017, each member of the Audit Committee received $3,000 for each Audit Committee meeting attended. In addition, the Chairman of the Audit Committee also received $15,000. For the fiscal year ending June 30, 2018, the Chairman of the Audit Committee will receive $30,000 and an RSU grant valued at $35,000.

        During the fiscal year ended June 30, 2017, each member of the Compensation Committee received $3,000 for each Compensation Committee meeting attended. In addition, the Chairman of the Compensation Committee also received $15,000. For the fiscal year ending June 30, 2018, the Chairman of the Compensation Committee will receive $30,000 and an RSU grant valued at $35,000.

        During the fiscal year ended June 30, 2017, each member of the Nominating and Governance Committee received $3,000 for each Nominating and Governance Committee meeting attended. In addition, the Chairman of the Nominating and Governance Committee also received $7,500 and 500 RSUs. For the fiscal year ending June 30, 2018, the Chairman of the Nominating and Governance Committee will receive $15,000 and an RSU grant valued at $25,000.

        During the fiscal year ended June 30, 2017, each member of the Executive Committee received $25,000 and 3,000 RSUs. The Executive Committee was dissolved in August 2017.

        During the fiscal year ended June 30, 2017, each member of the Technology Committee received $3,000 for each Technology Committee meeting attended. In addition, the Chairman of the Technology Committee also received $10,000 and 1,000 RSUs. For the fiscal year ending June 30, 2018, each member of the Technology Committee will receive $5,000 for each Technology Committee meeting attended. In addition, the Chairman of the Technology Committee will also receive $15,000 and an RSU grant valued at $30,000.

        In August 2017, the Board formed a Risk Management Committee. For the fiscal year ending June 30, 2018, each member of the Risk Management Committee will receive $15,000 and an RSU grant valued at $25,000.

        All RSU awards granted to members of the Board of Directors and its committees vest over a period of four years from the date of grant. The directors also are reimbursed for expenses incurred in connection with the performance of their services as directors.

        The following table provides compensation information for the fiscal year ended June 30, 2017 for each non-employee member of our Board of Directors(1):

Name	Fees Earned or Paid in Cash ($)	Stock Awards (2)($)	Option Awards (2)($)	Total ($)
Steven C. Good	159,000	340,144	—	499,144
Meyer Luskin	159,000	340,144	—	499,144
William F. Ballhaus	142,500	249,034	—	391,534
James B. Hawkins	95,000	157,924	—	252,924
Gerald Chizever	63,750	129,851	—	193,601

(1)
We have eliminated from this table the columns titled "Non-Equity Incentive Plan Compensation," "Change in Pension Value and Nonqualified Deferred Compensation Earnings" and "All Other Compensation" because no amounts would have been included in such columns.

(2)
Amounts are calculated utilizing the accounting guidance related to stock-based compensation under accounting principles generally accepted in the United States. See Note 8 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2017 for a discussion of the assumptions used in valuation of stock awards. For the fiscal year ended June 30, 2017, 5,600 RSUs were granted to Mr. Good and Mr. Luskin; 4,100 RSUs were granted to Dr. Ballhaus, and 2,600 RSUs were granted to Mr. Hawkins, all with a fair value of $60.74; and 1,950 RSUs were granted to Mr. Chizever with a fair value of $66.59. As of June 30, 2017, Mr. Good had 12,800 unvested stock awards outstanding, Mr. Luskin had 12,800 unvested stock awards outstanding, Dr. Ballhaus had 8,525 unvested stock awards outstanding, and Mr. Hawkins had 3,335 unvested stock awards outstanding, and Mr. Chizever had 1,950 unvested stock awards outstanding.

Director Share Ownership Requirements

        We believe that our directors should hold a significant amount of Company equity to link their long-term economic interests directly to those of our stockholders. Accordingly, we have established requirements that our directors own at minimum equity of the Company valued at five times their annual retainers. We believe that this multiple constitutes significant amounts for our directors and provides a substantial link between the interests of our directors and those of our stockholders. During such time that a director has not attained the share ownership guideline, he is required to retain at least 50% of the shares acquired upon exercise of options or vesting of restricted stock or unit awards, net of amounts required to pay taxes and exercise price. We periodically review our minimum equity ownership guidelines. As of June 30, 2017, each of our directors met or exceeded our minimum equity ownership guidelines, with the exception of Mr. Hawkins who was elected as a director in December 2015.

Certain Relationships and Related Transactions

        In 1994, we, together with Electronics Corporation of India Limited ("ECIL"), an unaffiliated Indian company, formed ECIL-Rapiscan Security Products Limited, a joint venture under the laws of India ("ECIL Rapiscan"). We own a 36% interest in the joint venture, Mr. Chopra owns a 10.5% interest and Mr. Mehra owns a 4.5% interest. The remaining interest in the joint venture is owned by ECIL. We sell security and inspection kits to ECIL at a price no less favorable to us than the price we charge unaffiliated third parties for such products. To date, our portion of the earnings of ECIL Rapiscan has been immaterial to our financial results and results of operations.

        Mohinder Chopra, who is the brother of Deepak Chopra, our Chief Executive Officer, is our Senior Vice President/General Manager India. His total compensation for fiscal year 2017 was valued at approximately $309,000.

        Gerald Chizever, a member of our Board of Directors, is a partner at Loeb & Loeb LLP. Loeb & Loeb advises the Company in various matters from time to time. The fees paid by the Company to Loeb & Loeb in each of the past three fiscal years were significantly below the applicable threshold outlined in The NASDAQ Stock Market guidelines for determining director independence. Our Board of Directors carefully reviewed the nature of our engagement of Loeb & Loeb and the services rendered, including the expertise and relevant experience of the firm, the firm's and specific partners' knowledge of our Company and our business and past legal engagements, and the fees paid in such engagements, and determined that Mr. Chizever is independent under the standards of The NASDAQ Stock Market.

        The Audit Committee of the Board of Directors reviews proposed transactions in which the Company and any person who is a member of the Board of Directors, a nominee to become a member of the Board of Directors, an executive officer of the Company, a holder of more than five percent of our voting securities, or any immediate family member of any of the foregoing would have a direct or indirect material interest in the transaction and the amount involved, when added together with the amounts of all other transactions with that related person for that fiscal year, exceeds $75,000. The review involves an evaluation, without participation by any member of the Audit Committee with a direct or indirect material interest in the transaction, of whether the transaction would be on terms at least as favorable to us as those that could have been obtained from unaffiliated third parties. This policy is supported by the Charter of the Audit Committee of the Board of Directors.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this Proxy Statement. Based on the reviews and discussions referred to above, the Compensation Committee recommends to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement.

COMPENSATION COMMITTEE
Meyer Luskin Steven C. Good William F. Ballhaus

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the amount of shares of the Company beneficially owned as of October 17, 2017, unless otherwise indicated, by each person known by us to own beneficially more than 5% of the outstanding shares of our outstanding Common Stock. As of October 17, 2017, 18,967,963 shares of our Common Stock were issued and outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percent of Class of Common Stock
BlackRock, Inc.(2)	2,076,799	10.9%
Janus Capital Management LLC(3)	1,609,592	8.5%
The Vanguard Group, Inc.(4)	1,530,071	8.1%
Dimensional Fund Advisors LP(5)	1,032,259	5.4%
EARNEST Partners, LLC(6)	951,292	5.0%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after October 17, 2017, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Represents the number of shares of Common Stock beneficially owned as of December 31, 2016, as reported on Schedule 13G/A filed on January 17, 2017 with the SEC by BlackRock, Inc. Such report indicates sole voting power over 2,038,136 shares and sole dispositive power over 2,076,799 shares. The address of BlackRock, Inc. is 55 East 52nd St., New York, NY 10055.

(3)
Represents the number of shares of Common Stock beneficially owned as of December 31, 2016, as reported on Schedule 13G/A filed on February 13, 2017 with the SEC. The address of Janus Capital Management LLC is 151 Detroit Street, Denver, CO 80206.

(4)
Represents the number of shares of Common Stock beneficially owned as of December 31, 2016, as reported on Schedule 13G/A filed on February 10, 2017 with the SEC. Such report indicates sole voting power over 21,115 shares, shared voting power over 2,660 shares, sole dispositive power over 1,507,236 shares, and shared dispositive power over 22,835 shares. The address of The Vanguard Group, Inc. is PO Box 2600 V26, Valley Forge, PA 19482.

(5)
Represents the number of shares of Common Stock beneficially owned as of December 31, 2016, as reported on Schedule 13G filed on February 9, 2017 with the SEC. Such report indicates sole voting power over 982,664 shares and sole dispositive power over 1,032,259 shares. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Board, Building One, Austin, TX 78746.

(6)
Represents the number of shares of Common Stock beneficially owned as of April 30, 2017, as reported on Schedule 13G/A filed on May 9, 2017 with the SEC. Such report indicates sole voting power over 222,820 shares, shared voting power over 67,173 shares, and sole dispositive power over 951,292 shares. The address of EARNEST Partners, LLC is 1180 Peachtree Street, NE, Suite 2300, Atlanta, GA 30309.

        The following table sets forth the amount of shares of the Company beneficially owned as of October 17, 2017, unless otherwise indicated, by each of our directors, each Named Executive Officer, and all directors and executive officers as a group:

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock(2)	Percent of Class of Common Stock
Deepak Chopra(3)	534,980	2.8%
Alan Edrick(4)	359,890	1.9%
Ajay Mehra(5)	164,735	*
Victor S. Sze(6)	286,870	1.5%
Pak Chin(7)	2,587	*
Meyer Luskin(8)	18,446	*
Steven C. Good(9)	16,925	*
William F. Ballhaus(10)	15,350	*
James B. Hawkins(11)	895	*
Gerald Chizever(12)	5,000	*
All directors and executive officers as a group (15 persons)	1,492,683	7.6%

*
Represents less than 1.0% of the outstanding shares of our Common Stock.

(1)
The address of each stockholder is c/o OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after October 17, 2017, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. No shares are pledged as security.

(3)
Mr. Chopra is our Chairman of the Board of Directors, Chief Executive Officer and President. Includes 35,000 shares owned by The Deepika Chopra Trust UDT, dated July 17, 1987, and 17,000 shares owned by The Chandini Chopra Trust UDT, dated July 17, 1987. Deepak Chopra is the co-trustee of both irrevocable trusts. In addition, includes 301,244 shares held jointly by Mr. Chopra and his wife, Nandini Chopra, and 10,000 shares held in the Nandini SLAT Trust. Includes 60,000 shares issuable pursuant to options which were granted on September 9, 2011.

(4)
Mr. Edrick is our Executive Vice President and Chief Financial Officer. Includes 249,000 shares issuable pursuant to options which were granted between February 8, 2008 and September 9, 2011.

(5)
Mr. Mehra is our Executive Vice President and President of OSI Solutions Business and a Director. Includes 75,000 shares issuable pursuant to options which were granted between September 1, 2009 and September 9, 2011.

(6)
Mr. Sze is our Executive Vice President, General Counsel and Secretary. Includes 157,000 shares issuable pursuant to options which were granted between July 28, 2008 and September 9, 2011.

(7)
Mr. Chin is the former President of our Security division. Represents the number of shares of Common Stock beneficially owned as of August 2, 2017.

(8)
Mr. Luskin is a Director. Includes 18,446 shares held by The Meyer and Doreen Luskin Family Trust.

(9)
Mr. Good is a Director. Includes 5,000 shares held in the Good, Swartz & Berns Pension and Profit Sharing Plan.

(10)
Dr. Ballhaus is a Director. Includes 15,350 shares held in the Ballhaus Trust U/A 01/25/02 Dr. William Ballhaus Jr. and Jane K. Ballhaus Trustees.

(11)
Mr. Hawkins is a Director.

(12)
Mr. Chizever is a Director. Includes 5,000 shares held by The G & C Chizever Family Trust.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(b) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the SEC. Such officers, directors and stockholders are required by SEC regulations to furnish us with copies of all such reports that they file. None of our directors or executive officers owns more than 10% of the our securities. Based solely upon our review of such forms furnished to us during the fiscal year ended June 30, 2017, and written representations from certain reporting persons, we believe that our executive officers and directors have complied with the requirements imposed on them by Section 16(a) of the Exchange Act, with the exception of one untimely Form 4 filing by Dr. Ballhaus.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information concerning the our equity compensation plans as of June 30, 2017.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	780,671	$30.00	1,312,813	(2)(3)(4)
Equity compensation plans not approved by security holders	—	N/A	—

Total	780,671	$30.00	1,312,813

(1)
Includes shares of our Common Stock issuable upon exercise of options under the 2006 Equity Participation Plan and 2012 Incentive Award Plan.

(2)
These shares are available for future issuance under the 2012 Incentive Award Plan, which was approved by our stockholders on December 12, 2012. Upon stockholder approval of the 2012 Incentive Award Plan, we froze the 2006 Equity Participation Plan, and no further awards can be granted thereunder.

(3)
Shares awarded as restricted stock, restricted stock units or similar awards that convey the full value of the shares subject to the award are counted as 1.87 shares for every one share granted.

(4)
Shares subject to awards outstanding under the 2006 Equity Participation Plan that terminate, expire or lapse for any reason (up to a maximum of 2,220,000 shares) also become available for future issuance under the 2012 Incentive Award Plan.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

        The following table represents fees charged for professional audit services rendered by Moss Adams for the audit of our annual financial statements for the years ended June 30, 2016 and 2017 and fees billed by Moss Adams for other services during those years (in thousands):

	FY 2016	FY 2017
Audit Fees	$1,000	$1,404
Audit-Related Fees	$20	$160
Tax Fees	—	—
All Other Fees	—	—

Total	$1,020	$1,564

        "Audit Fees" consist of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and the review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by Moss Adams in connection with statutory and regulatory filings or engagements.

        The term "Audit-Related Fees" means fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements other than audit fees. This includes research and analysis on accounting matters performed in conjunction with the audit and professional services for the audit of the financial statements of our 401(k) plan.

        The term "Tax Fees" means fees for professional services rendered for tax advice, planning and compliance (domestic and international).

        The term "All Other Fees" means fees for products and services other than for the services described above.

Audit Committee's Pre-Approval Policy

        The Audit Committee pre-approves all audit, audit-related and tax services (other than prohibited non-audit services) to be provided by the independent public accountants. The Audit Committee has delegated to its Chairman the authority to pre-approve all other services to be provided by the independent public accountants, up to an aggregate of $50,000 each fiscal year. The Chairman reports each such pre-approval decision to the full Audit Committee at its next scheduled meeting.

Independence

        The Audit Committee has considered whether Moss Adams' provision of services other than its audit of the Company's annual financial statement and its review of the Company's quarterly financial statements is compatible with maintaining such independent public accountant's independence and has determined that it is compatible.

REPORT OF AUDIT COMMITTEE

        During the fiscal year ended June 30, 2017, the Audit Committee was composed of four non-employee directors, namely, Steven C. Good, Meyer Luskin, William F. Ballhaus, and James B. Hawkins. All members of the Audit Committee meet the independence and experience requirements of the SEC and Listing Standards. Our Board has determined that Mr. Good qualifies as an "Audit Committee Financial Expert" as this term has been defined under the rules and regulations of the SEC. To date, no determination has been made as to whether the other members of the Audit Committee qualify as Audit Committee Financial Experts. The Audit Committee met four times during the fiscal year ended June 30, 2017.

        At each of its meetings, the Audit Committee met with the senior members of our financial management team and the independent public accountants. The Audit Committee's agenda is established by the Audit Committee's Chairman and our Chief Financial Officer. During the year, the Audit Committee had private sessions with our independent public accountants at which open discussions of financial management, accounting and internal control issues took place.

        The Audit Committee recommended to the Board the engagement of Moss Adams as our independent public accountants. The Audit Committee reviewed with our financial managers and the independent public accountants overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of our internal control, and the quality of our financial reporting.

        The Audit Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that our audited consolidated financial statements have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent public accountants their general preference for conservative policies when a range of accounting options is available.

        The Audit Committee believes that by thus focusing its discussions with the independent public accountants, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

        The Audit Committee also discussed with the independent public accountants all other matters required to be discussed by the independent public accountants with the Audit Committee under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. The Audit Committee received and discussed with the independent public accountants their annual written report on their independence from our Company and our management, which is made under PCAOB Ethics and Independence Rule 3526 (Communicating with Audit Committee Concerning Independence), and considered with the independent public accountants whether the provision of services provided by them to our Company during the fiscal year ended June 30, 2017 was compatible with the independent public accountants' independence.

        Finally, the Audit Committee reviewed and discussed with management and the independent public accountants the evaluation of our internal control and the audit of management's report on the effectiveness of our internal control over financial reporting, as required by Section 404 of the Sarbanes Oxley Act of 2002.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Audit Committee reviews our SEC reports prior to filing and all quarterly earnings announcements in advance of their issuance with management and representatives of the independent public accountants. In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, including evaluating the effectiveness of disclosure controls and procedures, and evaluating the effectiveness of internal control over financial reporting, and of the independent public accountants, who, in their report, express an opinion on the conformity of our annual financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management's assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

        In reliance on these reviews and discussions, and the report of the independent public accountants, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017, for filing with the SEC.

AUDIT COMMITTEE
Steven C. Good Meyer Luskin William F. Ballhaus James Hawkins

 CODE OF ETHICS AND CONDUCT

        We have adopted a Code of Ethics and Conduct, which applies to all of our directors, officers and employees. A copy of the Code of Ethics and Conduct is attached as an exhibit to our Current Report on Form 8-K filed with the SEC on May 23, 2016. A copy of the Code of Ethics and Conduct may also be obtained, without charge, under the Investor Relations section of our website – http://www.osi-systems.com – or by written request addressed to the following address: c/o Secretary, OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250.

ANNUAL MEETING ATTENDANCE

        We have adopted a formal policy with regard to directors' attendance at annual meetings of stockholders. All members of our Board are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of our directors attended last year's annual meeting of stockholders in person.

STOCKHOLDER COMMUNICATIONS

        Stockholders interested in communicating directly with the Board of Directors, or specified individual directors, may do so by writing our Secretary at the following address: c/o Secretary, OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250. Our Secretary will review all such correspondence and will regularly forward to the Board of Directors copies of all such correspondence that, in the opinion of our Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal control or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

        A copy of our Annual Report on Form 10-K as filed with the SEC is available, without charge, under the Investor Relations section of our website – http://www.osi-systems.com – or by written request addressed to: c/o Secretary, OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250 or by calling telephone number (310) 978-0516.

        In certain cases only one Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders at that address. We undertake to deliver promptly upon written or oral request a separate copy of the Annual Report, Proxy Statement and/or Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to our Secretary at the address or telephone number indicated in the previous paragraph. In addition, stockholders sharing an address can request delivery of a single copy of Annual Reports, Proxy Statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of Annual Reports, Proxy Statements or Notices of Internet Availability of Proxy Materials by directing such request to the same mailing address.

 STOCKHOLDER PROPOSALS

        In the event that a stockholder desires to have a proposal included in our proxy statement and form of proxy used in connection with our next annual meeting of stockholders, the proposal must be delivered in writing to our Secretary and comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. Under such rule, the deadline for delivering any such proposal to us would be June 25, 2018, which is 120 days prior to the one-year anniversary of the date of this Proxy Statement.

        Our Bylaws provide that if a stockholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the next annual meeting of stockholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, the stockholder must deliver a notice of such proposal to us no more than 120 days and no less than 90 days prior to December 11, 2018, provided, however, that if the date of the next annual meeting of stockholders is more than 30 days before or more than 60 days after December 11, 2018, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to the date of such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. The notice must comply with the requirements set forth in our Bylaws and should be directed to the Company c/o Secretary, OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250.

INCORPORATION BY REFERENCE

        Notwithstanding anything to the contrary set forth in any of the previous filings made by us under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by us under those statutes, the Compensation Committee Report and the Report of Audit Committee will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes, except to the extent we specifically incorporate such report by reference therein. In addition, information on our website, other than this Proxy Statement and the enclosed Proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

OTHER BUSINESS

        We do not know of any other business to be presented at the Annual Meeting and do not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

By Order of the Board of Directors,

Victor S. Sze Secretary
Hawthorne, California October 23, 2017

Appendix A

AMENDED AND RESTATED

OSI SYSTEMS, INC. 2012 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

        The purpose of the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan (the "Plan") is to promote the success and enhance the value of OSI Systems, Inc. (the "Company") by linking the individual interests of the members of the Board, Employees and Consultants to those of the Company's stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company's stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of members of the Board, Employees and Consultants upon whose judgment, interest and special effort the successful conduct of the Company's operation is largely dependent. The Plan amends and restates in its entirety the OSI Systems, Inc. 2012 Incentive Award Plan, which was initially adopted by the Board on September 25, 2012 and approved by the Company's stockholders as of December 12, 2012.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1.  "Administrator" shall mean the governing body that conducts the general administration of the Plan as provided in Article 12 hereof. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6 hereof, or which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

        2.2.  "Affiliate" shall mean any Parent or Subsidiary.

        2.3.  "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

        2.4.  "Award" shall mean an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award, a Dividend Equivalent Award, a Stock Appreciation Right or an Other Incentive Award, which may be awarded or granted under the Plan.

        2.5.  "Award Agreement" shall mean any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

        2.6.  "Board" shall mean the Board of Directors of the Company.

        2.7.  "Cause" shall mean, with respect to any Participant, "Cause" as defined in such Participant's employment agreement with the Company if such an agreement exists and contains a definition of Cause or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause shall mean (i) the Participant's unauthorized use or disclosure of confidential information or trade secrets of the Company or any Subsidiary or any other material breach of a written agreement between the Participant and the Company, including without limitation a material breach of any employment or confidentiality agreement; (ii) the Participant's indictment for, or the entry of a plea of guilty or nolo contendere by the Participant to, a felony under the laws of the United States or any state thereof or other foreign jurisdiction or any crime involving dishonesty or moral turpitude; (iii) the Participant's gross negligence or willful misconduct or the Participant's willful or repeated failure or refusal to substantially perform assigned duties; (iv) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the Participant against the Company or any Subsidiary; or (v) any acts, omissions or statements by a Participant which the Company reasonably determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company or any Subsidiary.

        2.8.  "Change in Control" shall mean the occurrence of any of the following events:

          (a)   The consummation of a transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Parents or Subsidiaries, an employee benefit plan maintained by the Company or any of its Parents or Subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction:

              (i)  Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")), directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

             (ii)  After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

        Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5).

        Consistent with the terms of this Section 2.8, the Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.9.  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

        2.10.  "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee of the Board described in Article 12 hereof.

        2.11.  "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

        2.12.  "Company" shall mean OSI Systems, Inc., a Delaware corporation.

        2.13.  "Consultant" shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement or any successor Form thereto.

        2.14.  "Covered Employee" shall mean any Employee who is, or could become, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.15.  "Director" shall mean a member of the Board, as constituted from time to time.

        2.16.  "Director Limit" shall have the meaning set forth in Section 4.7.

        2.17.  "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2 hereof.

        2.18.  "DRO" shall mean a "domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

        2.19.  "Effective Date" shall mean the date on which the Plan is approved by the Board, subject to approval of the Plan by the Company's stockholders.

        2.20.  "Eligible Individual" shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

        2.21.  "Employee" shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Affiliate.

        2.22.  "Equity Restructuring" shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

        2.23.  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        2.24.  "Fair Market Value" shall mean, as of any given date, the value of a Share determined as follows:

          (a)   If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (b)   If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (c)   If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

        2.25.  "Full Value Award" shall mean any Award that is settled in Shares other than: (a) an Option, (b) a Stock Appreciation Right or (c) any other Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Subsidiary), including any Restricted Stock Award, Performance Award, Dividend Equivalents Award, Restricted Stock Unit Award or Other Incentive Award, in each case, to the extent settled in Stock.

        2.26.  "Greater Than 10% Stockholder" shall mean an individual then-owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any "parent corporation" or "subsidiary corporation" (as defined in Sections 424(e) and 424(f) of the Code, respectively).

        2.27.  "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

        2.28.  "Individual Award Limit" shall mean the cash and share limits applicable to Awards granted under the Plan, as set forth in Section 3.3 hereof.

        2.29.  "Non-Employee Director" shall mean a Director of the Company who is not an Employee.

        2.30.  "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

        2.31.  "Option" shall mean a right to purchase Shares at a specified exercise price, granted under Article 6 hereof. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

        2.32.  "Original Plan" shall mean the 2006 Equity Participation Plan of OSI Systems, Inc., as may be amended.

        2.33.  "Other Incentive Award" shall mean an Award denominated in, linked to or derived from Shares or value metrics related to Shares, granted pursuant to Section 9.5 hereof.

        2.34.  "Parent" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        2.35.  "Participant" shall mean a person who has been granted an Award.

        2.36.  "Performance Award" shall mean an Award that is granted under Section 9.1 hereof.

        2.37 "Performance-Based Compensation" shall mean any compensation that is intended to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.38.  "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

          (a)   The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) customer retention; and (xxv) sales-related goals, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

          (b)   The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        2.39.  "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit or an individual. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

        2.40 "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Award.

        2.41.  "Permitted Transferee" shall mean, with respect to a Participant, any "family member" of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards. In addition, the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

        2.42.  "Plan" shall mean this Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan, as it may be amended from time to time.

        2.43.  "Program" shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

        2.44.  "Restricted Stock" shall mean Common Stock awarded under Article 8 hereof that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

        2.45.  "Restricted Stock Unit" shall mean a contractual right awarded under Section 9.4 hereof to receive in the future a Share.

        2.46.  "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.47.  "Share Limit" shall have the meaning provided in Section 3.1(a) hereof.

        2.48.  "Shares" shall mean shares of Common Stock.

        2.49.  "Stock Appreciation Right" shall mean a stock appreciation right granted under Article 10 hereof.

        2.50.  "Stockholder Approval Date" shall mean the date on which the Company's stockholders approve the Plan.

        2.51.  "Subsidiary" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

        2.52.  "Substitute Award" shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, an outstanding equity award previously granted by a company or other entity; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

        2.53.  "Termination of Service" shall mean:

          (a)   As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company and its Affiliates is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment and/or service as a Director with the Company or any Affiliate.

          (b)   As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service as a Consultant with the Company or any Affiliate.

          (c)   As to an Employee, the time when the employee-employer relationship between a Participant and the Company and its Affiliates is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in a capacity providing substantial services to the Company or any Affiliate, whether as a Consultant and/or Director.

        The definition of Termination of Service shall be interpreted consistently with the meaning of "separation from service" as such term is defined under Code Section 409A, and the Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service has occurred, whether any Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, a Participant's employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Participant ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

        3.1.    Number of Shares.

          (a)   Subject to Sections 3.1(b), 13.1 and 13.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (i) 5,450,000 Shares plus (ii) any Shares underlying awards outstanding under the Original Plan as of the Stockholder Approval Date which on or after the Stockholder Approval Date, terminate, expire or lapse for any reason without the delivery of Shares to the holder (the "Share Limit"), provided, however, that such aggregate number of Shares available for issuance under the Plan (including the determination of the number of Shares that reduce the Share Limit pursuant to 3.1(a)(ii) above) shall be reduced by 1.87 Shares for each Share delivered in settlement of any Full Value Award (including, with respect to 3.1(a)(ii), Full Value Awards granted pursuant to the Original Plan). All Shares authorized under the Plan may be issued as Incentive Stock Options. Notwithstanding the foregoing, to the extent permitted under applicable law and applicable stock exchange rules, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit at the time that Shares would otherwise be issued in respect of such Award.

          (b)   If any Shares subject to an Award that is not a Full Value Award are forfeited or expire or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan and shall be added back to the Share Limit in the same number of Shares as were debited from the Share Limit in respect of the grant of such Award (as may be adjusted in accordance with Section 13.2 hereof). To the extent that a Full Value Award is forfeited or expires or such Full Value Award is settled for cash (in whole or in part), the Shares available under the Plan shall be increased by 1.87 Shares subject to such Full Value Award that is forfeited, expired or settled in cash. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Share Limit and will not be available for future grants of Awards: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Option, (ii) Shares tendered by the Participant or withheld by the Company to pay the exercise price or satisfy any tax withholding obligations related to an outstanding Award, or (iii) Shares repurchased on the open market with the cash proceeds of the Option exercise price. Any Shares repurchased by the Company under Section 8.4 hereof at the same price paid by the Participant so that such shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

          (c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code to avoid the disqualification of any Option intended to be an Incentive Stock Option. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan in the Board's discretion at the time of such acquisition or combination and shall not reduce the Shares authorized for grant under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

        3.2.    Stock Distributed.    Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

        3.3.    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2 hereof, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year (measured from the date of any grant) shall be 250,000 shares and the maximum aggregate amount of cash that may be paid in cash during any calendar year (measured from the date of any payment) with respect to one or more Awards payable in cash shall be $15,000,000 (together, the "Individual Award Limits").

 ARTICLE 4.

GRANTING OF AWARDS

        4.1.    Participation.    The Administrator may, from time to time, select from among all Eligible Individuals, those to whom one or more Awards shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

        4.2.    Award Agreement.    Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan and any applicable Program.

        4.3.    Limitations Applicable to Section 16 Persons.    Notwithstanding anything contained herein to the contrary, with respect to any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, the Plan, any applicable Program and the applicable Award Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule, and such additional limitations shall be deemed to be incorporated by reference into such Award to the extent permitted by applicable law.

        4.4.    At-Will Service.    Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Participant any right to continue as an Employee, Director or Consultant of the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Affiliate.

        4.5.    Foreign Participants.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (and any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share Limit or Individual Award Limits contained in Sections 3.1 and 3.3 hereof, respectively, or the Director Limit contained in Section 4.7 hereof; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

        4.6.    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        4.7.    Non-Employee Director Awards.    Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards granted to a Non-Employee Director during any calendar year shall not exceed $750,000 (the "Director Limit").

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION

        5.1.    Purpose.    The Committee, in its sole discretion, may determine whether any Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

        5.2.    Applicability.    The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

        5.3.    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than ninety (90) days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period.

        5.4.    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Program or Award Agreement (and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code), the holder of an Award that is intended to qualify as Performance-Based Compensation must be employed by the Company or an Affiliate throughout the applicable Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Committee determines that the applicable Performance Goals for such period have been achieved.

        5.5.    Additional Limitations.    Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations imposed under Section 162(m) of the Code that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

 ARTICLE 6.

GRANTING OF OPTIONS

        6.1.    Granting of Options to Eligible Individuals.    The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

        6.2.    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any "parent corporation" or "subsidiary corporation" of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and all other plans of the Company and any Affiliate corporation thereof exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted. In addition, to the extent that any Options otherwise fail to qualify as Incentive Stock Options, such Options shall be treated as Nonqualified Stock Options. Neither the Company nor the Administrator shall have any liability to a Holder, or any other Person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

        6.3.    Option Exercise Price.    Except as provided in Section 6.6 hereof, the exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or on the date the Option is modified, extended or renewed for purposes of Sections 424(h) or 409A of the Code, as applicable). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Sections 424(h) or 409A of the Code, as applicable).

        6.4.    Option Term.    The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the stated term of the Option. Except as limited by the requirements of Section 409A or Section 422 of the Code, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and, subject to Section 13.1 hereof, may amend any other term or condition of such Option relating to such a Termination of Service.

        6.5.    Option Vesting.

          (a)   The terms and conditions pursuant to which an Option vests in the Participant and becomes exercisable shall be determined by the Administrator and set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option.

          (b)   No portion of an Option which is unexercisable at a Participant's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in a Program, the applicable Award Agreement or by action of the Administrator following the grant of the Option.

        6.6.    Substitute Awards.    Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, however, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate Fair Market Value (as of the time immediately preceding the transaction giving rise to the Substitute Award) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

        6.7.    Substitution of Stock Appreciation Rights.    The Administrator may provide in an applicable Program or the applicable Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, however, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

        7.1.    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

        7.2.    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

          (a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;

          (b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act, the Exchange Act, any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c)   In the event that the Option shall be exercised pursuant to Section 11.3 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

          (d)   Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 11.1 and 11.2 hereof.

        7.3.    Notification Regarding Disposition.    The Participant shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Participant, or (b) one year after the transfer of such shares to such Participant.

ARTICLE 8.

RESTRICTED STOCK

        8.1.    Award of Restricted Stock.

          (a)   The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and the Administrator may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

          (b)   The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by applicable law.

        8.2.    Rights as Stockholders.    Subject to Section 8.4 hereof, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in an applicable Program or in the applicable Award Agreement; provided, however, that any dividends or distributions with payment dates that occur prior to the vesting of the Restricted Stock shall only be paid out to the Holder if and when the underlying share of Restricted Stock vests.

        8.3.    Restrictions.    All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of an applicable Program or in the applicable Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant's duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company or Affiliate performance, individual performance or other criteria selected by the Administrator. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

        8.4.    Repurchase or Forfeiture of Restricted Stock.    If no price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant's rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Company shall have the right to repurchase from the Participant the unvested

Restricted Stock then-subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in an applicable Program or the applicable Award Agreement. The Administrator in its sole discretion may provide that, upon certain events, including without limitation a Change in Control, the Participant's death, retirement or disability, any other specified Termination of Service or any other event, the Participant's rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company cease to have a right of repurchase.

        8.5.    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

        8.6.    Section 83(b) Election.    If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, RESTRICTED STOCK UNITS; OTHER INCENTIVE AWARDS

        9.1.    Performance Awards.

          (a)   The Administrator is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards may be paid in cash, Shares or a combination of both, as determined by the Administrator.

          (b)   Without limiting Section 9.1(a) hereof, the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Participant which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5 hereof.

        9.2.    Dividend Equivalents.

          (a)   Subject to Section 9.2(b) hereof, Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator; provided, however, that Dividend Equivalents with respect to Shares covered by an Award shall only be paid out to the Participant at the same time or times and to the same extent that the vesting conditions, if any, are subsequently satisfied and the Award vests with respect to such Shares.

          (b)   Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

        9.3.    Restricted Stock Units.    The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code or an exemption therefrom. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

        9.4.    Other Incentive Awards.    The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, stockholder value or stockholder return, in each case on a specified date or dates or over any period or periods determined by the Administrator. Other Incentive Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator.

        9.5.    Other Terms and Conditions.    All applicable terms and conditions of each Award described in this Article 9, including without limitation, as applicable, the term, vesting and exercise/purchase price applicable to the Award, shall be set by the Administrator in its sole discretion, provided, however, that the value of the consideration paid by a Participant for an Award shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

        9.6.    Termination of Service.    Awards described in this Article 9 are generally exercisable or distributable, as applicable, only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion, may provide that a vested Award may be exercised or distributed subsequent to Termination of Service as provided under an applicable Program, Award Agreement, payment deferral election and/or in certain events, including a Change in Control, the Participant's death, retirement or disability or any other specified Termination of Service, subject to compliance with Code Section 409A and other applicable laws.

ARTICLE 10.

STOCK APPRECIATION RIGHTS

        10.1.    Grant of Stock Appreciation Rights.

          (a)   The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

          (b)   A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation

  Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in Section 10.1(c) hereof, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

          (c)   Notwithstanding the foregoing provisions of Section 10.1(b) hereof to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than the Fair Market Value per share on the date of grant; provided, however, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate Fair Market Value (as of the time immediately preceding the transaction giving rise to the Substitute Award) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

        10.2.    Stock Appreciation Right Vesting.

          (a)   The Administrator shall determine the period during which a Participant shall vest in a Stock Appreciation Right and have the right to exercise such Stock Appreciation Right in whole or in part. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

          (b)   No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

        10.3.    Manner of Exercise.    All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

          (a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then-entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

          (b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance;

          (c)   In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right; and

          (d)   Full payment of the applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Sections 11.1 and 11.2 hereof.

        10.4.    Stock Appreciation Right Term.    The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise any vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised in connection with any Termination of Service of the Participant, and, subject to Section 13.1 hereof, may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

        11.1.    Payment.    The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then-issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

        11.2.    Tax Withholding.    The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's social security, Medicare and any other employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). Unless determined otherwise by the Administrator, the number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes for the applicable jurisdiction. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

        11.3.    Transferability of Awards.

          (a)   Except as otherwise provided in Section 11.3(b) or (c) hereof:

              (i)  No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

             (ii)  No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and

            (iii)  During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

          (b)   Notwithstanding Section 11.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee (other than to another Permitted Transferee of the applicable Participant) other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant (or transferring Permitted Transferee) and the Permitted Transferee shall execute any and all documents requested by the Administrator, including without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. In addition, and further notwithstanding Section 11.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

          (c)   Notwithstanding Section 11.3(a) hereof, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Participant, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under applicable law and resides in a "community property" state, a designation of a person other than the Participant's spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written or electronic consent of the Participant's spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator prior to the Participant's death.

        11.4.    Conditions to Issuance of Shares.

          (a)   Notwithstanding anything herein to the contrary, neither the Company nor its Affiliates shall be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations or requirements.

          (b)   All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

          (c)   The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

          (d)   No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

          (e)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company and/or its Affiliates may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Award, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        11.5.    Forfeiture Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Participant incurs a Termination of Service for Cause.

        11.6.    Prohibition on Repricing.    Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended, without stockholder approval, to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights.

        11.7.    Cash Settlement.    Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.

        11.8.    Terms May Vary Between Awards.    The terms and conditions of each Award shall be determined by the Administrator in its sole discretion and the Administrator shall have complete flexibility to provide for varied terms and conditions as between any Awards, whether of the same or different Award type and/or whether granted to the same or different Participants (in all cases, subject to the terms and conditions of the Plan).

        11.9.    Data Privacy.    As a condition of receipt of any Award, each Holder explicitly consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 11.9 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Holder's participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Holder, including but not limited to, the Holder's name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the "Data"). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder's participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan. These recipients may be located in the Holder's country, or elsewhere, and the Holder's country may have different data privacy laws and protections than the recipients' country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder's participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Subsidiaries or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder's participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Holder's ability to participate in the Plan and, in the Administrator's discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

ARTICLE 12.

ADMINISTRATION

        12.1.    Administrator.    The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein). and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a "non-employee director" as defined by Rule 16b-3 of the Exchange Act, an "outside director" for purposes of Section 162(m) of the Code and an "independent director" under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this

Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6 hereof.

        12.2.    Duties and Powers of Administrator.    It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 13.10 hereof. Any such grant or award under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, Section 162(m) of the Code or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

        12.3.    Action by the Committee.    A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        12.4.    Authority of Administrator.    Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

          (a)   Designate Eligible Individuals to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Eligible Individual;

          (c)   Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be canceled, forfeited or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

        12.5.    Decisions Binding.    The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

        12.6.    Delegation of Authority.    To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees with respect to Awards intended to constitute Performance-Based Compensation or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

        13.1.    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2 hereof, (a) increase the Share Limit or increase the Individual Award Limits, (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 13.10 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan. Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

        13.2.    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company's stock or the share price of the Company's stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Individual Award Limits, and adjustments of the manner in which shares subject to Full Value Awards will be counted); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code unless otherwise determined by the Administrator.

          (b)   In the event of any transaction or event described in Section 13.2(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

              (i)  To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2, the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested;

             (ii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (iii)  To make adjustments in the number and type of securities subject to outstanding Awards and Awards which may be granted in the future and/or in the terms, conditions and criteria included in such Awards (including the grant or exercise price, as applicable);

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all securities covered thereby, notwithstanding anything to the contrary in the Plan or an applicable Program or Award Agreement; and

             (v)  To provide that the Award cannot vest, be exercised or become payable after such event.

          (c)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b) hereof:

              (i)  The number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustment provided under this Section 13.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

             (ii)  The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments to the Share Limit and the Individual Award Limits). The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

          (d)   Change in Control.

              (i)  Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. For the purposes of this Section 13.2(d)(i), an Award shall be considered assumed or substituted if, following the Change in Control, the assumed or substituted Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the assumed or substituted Award, for each share of Common Stock subject to such Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

             (ii)  In the event that the successor corporation in a Change in Control and its parents and subsidiaries refuse to assume or substitute for any Award in accordance with Section 13.2(d)(i) hereof, each such non-assumed/substituted Award shall become fully vested and, as applicable, exercisable and shall be deemed exercised, immediately prior to the consummation of such transaction, and all forfeiture restrictions on any or all such Awards shall lapse at such time. If an Award vests and, as applicable, is exercised in lieu of assumption or substitution in connection with a Change in Control, the Administrator shall notify the Participant of such vesting and any applicable exercise, and the Award shall terminate upon the Change in Control. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 13.2(d)(ii) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor.

          (e)   The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

          (f)    With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized with respect to any Award to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

          (g)   The existence of the Plan, any Program(s), any Award Agreement(s) and/or any Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (h)   No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or an exemption therefrom, in either case, to the extent applicable to such Award, unless the Administrator determines any such adjustments to be appropriate.

          (i)    In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

        13.3.    Approval of Plan by Stockholders.    The Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. If the Plan is not approved by stockholders within twelve (12) months after its adoption by the Board, then the Original Plan shall continue on its existing terms and conditions and the Plan shall be of no force or effect.

        13.4.    No Stockholders Rights.    Except as otherwise provided herein or in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record owner of such shares of Common Stock.

        13.5.    Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

        13.6.    Effect of Plan upon Other Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        13.7.    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        13.8.    Titles and Headings, References to Sections of the Code or Exchange Act.    The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

        13.9.    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

        13.10.    Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan, any applicable Program and the Award Agreement covering such Award shall be interpreted in accordance with Section 409A of the Code. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A, and such Award or other amount is payable on account of a Participant's Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a "separation from service" as defined in Section 409A, and (b) if such Award or amount is payable to a "specified employee" as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant's Termination of Service, or (ii) the date of the Participant's death. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan, any applicable Program and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 13.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, "nonqualified deferred compensation" subject to the imposition of taxes, penalties and/or interest under Section 409A.

        13.11.    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

        13.12.    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

        13.13.    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        13.14.    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        13.15.    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Affiliates.

        13.16.    Arbitration.    With the exception of any claims for workers compensation, unemployment insurance, claims before any governmental administrative agencies as required by applicable law, or claims related to the National Labor Relations Act, any controversy relating to this Plan shall be settled via binding arbitration according to the applicable employment dispute resolution rules of the American Arbitration Association's Employment Arbitration Rules and Mediation Procedures (available at http://www.adr.org). Such arbitration shall be presided over by a single arbitrator in California. Such binding arbitration is applicable to any and all claims under state and federal employment related statutes including without limitation the Fair Employment and Housing Act, the Title VII of the Civil Rights Act, as well as any claims related to a claimed right under this Plan. The Company shall bear all costs uniquely associated with the arbitration process, including the arbitrator's fees, if required by applicable law. The arbitrator shall have the authority to award any damages authorized by law. The prevailing party shall be entitled to his/its attorneys' fees, unless otherwise prohibited by applicable law. This requirement to arbitrate shall apply to both the Company and Employee. The parties understand that they are giving up their right to a trial in a court of law.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. OSI Systems, Inc. c/o Broadridge Corporate Issuer Solutions P O Box 1342 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Brentwood, NY 11717 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Deepak Chopra 06 James B. Hawkins 02 Ajay Mehra 07 Gerald Chizever 03 Steven C. Good 04 Meyer Luskin 05 William F. Ballhaus The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For 0 Against 0 Abstain 0 2 Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0 0 0 0 0 0 3 Approval of the Amended and Restated OSI Systems, Inc. 2012 Incentive Award Plan. 4 Advisory vote on the Company's executive compensation for the fiscal year ended June 30, 2017. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 0 2 years 0 3 years 0 Abstain 0 5Advisory vote on the determination of the frequency of the advisory vote on the Company's executive compensation. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000346450_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap are available at www.proxyvote.com OSI SYSTEMS, INC. Annual Meeting of Stockholders December 11, 2017 10:00 A.M. This proxy is solicited by the Board of Directors The undersigned appoints each of Deepak Chopra and Ajay Mehra with power of substitution, attorneys and proxies, to vote all shares votable by the undersigned at the stockholders' annual meeting of OSI Systems, Inc., a Delaware corporation and at any adjournments. The meeting will be held in Hawthorne, California on December 11, 2017 at 10:00 A.M., Pacific Time. My voting instructions are on the reverse side of this proxy. I revoke any proxy previously given. This proxy, when properly executed, will be voted in the manner directed. If no direction is made, the proxy will be voted by the proxies named "FOR" proposals 1, 2, 3, and 4 and "1 YEAR" for proposal 5 and in their discretion on any other matters properly brought to a stockholder vote at the meeting. If the undersigned holds OSI Systems, Inc. shares in the OSI Systems, Inc. 401(k) Plan, this proxy constitutes voting instructions for any shares so held. Continued and to be signed on reverse side 0000346450_2 R1.0.1.17